UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

              AllianceBernstein Global Thematic Growth Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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SK 00250 0451 1126813

                          THE ALLIANCEBERNSTEIN FUNDS
             1345 Avenue of the Americas, New York, New York 10105
                            Toll Free (800) 221-5672


                                                            September 15, 2010

Dear Stockholders:

The Boards of Directors/Trustees (the "Directors") of the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each, a "Fund" and, collectively, the "Funds") are pleased to invite you to the Joint Annual Meeting of Stockholders (the "Meeting") to be held on November 5, 2010. The accompanying Notice of Joint Annual Meeting of Stockholders and Proxy Statement present several proposals to be considered at the Meeting.

At the Meeting, stockholders or shareholders (the "stockholders") of each Fund will be asked to elect Directors of that Fund. The stockholders of certain Funds are also being asked to approve one or more proposals specific to these Funds, as explained in the attached Proxy Statement. These proposals include amendments to the investment advisory agreements of certain Funds, updating and standardizing the governing documents of certain Funds, amending fundamental commodities policies of certain Funds, and reclassifying the investment objectives of certain Funds as non-fundamental. We believe that these amendments will benefit each Fund and its stockholders.

The Directors have concluded that the proposals are in the best interests of each Fund and unanimously recommend that you vote "FOR" each of the proposals that apply to the Fund or Funds in which you hold shares.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy. Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                             QUESTIONS AND ANSWERS
                          THE ALLIANCEBERNSTEIN FUNDS

                                     PROXY

Q.    WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Joint Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the AllianceBernstein Funds listed in the accompanying notice (each, a "Fund" and, collectively, the "Funds"). You are receiving these proxy materials because you either own shares of a Fund's stock or shares of beneficial interest in a Fund
      (we refer to both as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote for the election of Directors or Trustees of a Fund and on the various proposals concerning your investment in a Fund.

Q.    WHO IS ASKING FOR MY VOTE?

A. The Board of Directors/Trustees of a Fund (each, a "Board" and, collectively the "Boards") is asking you to vote at the Meeting. In this Proxy Statement, we will refer to both Directors and Trustees, individually, as a "Director" or, collectively, as the "Directors." Details regarding the proposals are further explained in the Proxy Statement. A summary of the proposals is as follows:

      The first proposal is to elect Directors for each Fund. All Fund stockholders will be asked to vote on this proposal and stockholders of a Fund will be asked to separately elect Directors of that Fund.

      We are also asking for your approval of several other proposals. As more fully explained in the Proxy Statement, not all of these proposals apply to each Fund. These proposals include the approval of:

      o Amendment of the investment advisory agreements for certain of the Funds;
      o Amendment of the Declarations of Trust for certain of the Funds that are organized as Massachusetts Business Trusts;
      o Amendment and Restatement of the Charters for certain of the Funds that are organized as Maryland Corporations;
      o Amendment of the fundamental policies regarding commodities of certain of the Funds; and
      o Reclassification of certain of the Funds' fundamental investment objectives as non-fundamental.

Q.    HOW DO THE BOARDS RECOMMEND I VOTE?

A. The Boards recommend that you vote FOR each of the nominees and FOR all proposals.

Q.    WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on September 9, 2010 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Fund of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.

Q.    WHAT ROLE DO THE BOARDS PLAY?

A. The business and affairs of each Fund are managed under the direction of that Fund's Board. Each of the Directors has an obligation to act in what he or she believes to be the best interests of a Fund, including approving and recommending the proposals in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY ARE THE BOARDS PROPOSING TO AMEND THE INVESTMENT ADVISORY AGREEMENTS OF CERTAIN FUNDS?

A. The first proposed amendments relate to the calculation of the investment advisory fees for certain Funds. The standard investment advisory agreements between the Funds' adviser, AllianceBernstein L.P. (the "Adviser") and most of the Funds provide that the advisory fee rate is calculated as a percentage of average daily net assets. Certain of the Funds' agreements vary from this standard and provide that the fee rate is calculated as a percentage of net assets at the end of the preceding calendar quarter. We are proposing to amend the agreements that vary from the standard so that the agreements provide that the advisory fee rate will be calculated as a percentage of average daily net assets. This amendment would eliminate disparities between the contractual fee rate and the effective fee rate that result from the calculation of the fee rate as of the end of each preceding calendar quarter.

      The second proposed amendment relates to the reimbursement to the Adviser of its costs of providing certain administrative services to a Fund at the request of the Fund. The standard investment advisory agreement for the Funds provides for the reimbursement to the Adviser of these costs. One Fund's agreement does not include this provision. We are proposing to amend the agreement that varies from the standard agreements to provide for the reimbursement to the Adviser of these costs.

Q. WHY ARE THE BOARDS PROPOSING THE AMENDMENT OF THE DECLARATIONS OF TRUST OF CERTAIN FUNDS THAT ARE ORGANIZED AS MASSACHUSETTS BUSINESS TRUSTS?

A.    Several   of   the   Funds   are  organized  under  Massachusetts  law  as
      Massachusetts Business Trusts. Currently, the declarations of trust of certain of these Funds require a stockholder vote to amend the declarations, except in certain limited situations. We are proposing to amend the declarations to provide the Directors with broad authority to amend the declarations without a vote of stockholders. By allowing future amendments of a declaration without stockholder approval, this proposal removes limits on the Directors' authority to take actions that would benefit the Funds and their stockholders. In connection with this proposal, the Directors approved certain amendments to the declarations to take effect if stockholders approve the proposal. These amendments would eliminate stockholder votes on reorganization or merger, termination of a trust, and liquidation of a class or series, as applicable. These amendments are intended to enable the Directors to take actions that would be in the best interests of stockholders without the cost and delay of obtaining a stockholder vote. In connection with these proposals, the Directors approved certain other amendments to the declarations as described in the Proxy Statement. These other amendments will take effect if stockholders approve the proposal.

Q. WHY ARE THE BOARDS PROPOSING THE AMENDMENT AND RESTATEMENT OF THE CHARTER OF CERTAIN OF THE FUNDS THAT ARE ORGANIZED AS MARYLAND CORPORATIONS?

A. Most of the Funds are organized under Maryland law. We are proposing the amendment and restatement of the charters of certain Funds that are Maryland corporations for your approval in order to modernize and standardize these documents and to facilitate more efficient management of the Funds by giving them greater flexibility as permitted under Maryland law.

Q. WHY ARE THE BOARDS PROPOSING TO AMEND CERTAIN OF THE FUNDS' FUNDAMENTAL POLICIES REGARDING COMMODITIES?

A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without a stockholder vote. We are proposing to amend the Funds' fundamental policies regarding commodities and adopt a more flexible policy that will reference applicable law and the Funds' prospectus and statement of additional information. The proposed amendment is intended to clarify that the Funds may continue to be able to engage in current investment practices as approved by the Directors, regardless of changes in applicable law, including changes as a result of recent financial reform legislation. The revised policy will not change the way the Funds are managed.

Q. WHY ARE THE BOARDS PROPOSING TO RECLASSIFY CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES?

      A Fund's investment objective is not required to be fundamental under applicable law. We propose the reclassification of certain Funds' fundamental investment objectives as non-fundamental, similar to most of the other Funds, to provide each Fund with the flexibility to respond to market changes by changing its investment objective without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit a Fund to revise its investment objective in the event the Board determines that such a change would be in the best interests of the Fund in light of the facts and circumstances including market conditions or trends. Any subsequent change in a Fund's investment objective would be subject to prior approval by the Board of that Fund. Stockholders will be given at least 60 days notice prior to the implementation of a material change in an investment objective.

Q.    WHY ARE THERE SO MANY PROPOSALS FOR MULTIPLE FUNDS IN ONE PROXY STATEMENT?

A. The Funds are intended to offer a broad range of investment opportunities to investors and the Funds have [over 5 million] stockholders. We have included all of our proposals in one Proxy Statement to reduce costs. More tailored Proxy Statements would increase printing and mailing costs. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible. One way to approach it is for you to identify your Fund below and, when reviewing Part I and Part II of the Proxy Statement, only read the proposals applicable to your Fund. Another way is for you to use the Proxy Card, which is included in the materials being sent to you, to identify the proposals applicable to your Fund and only read those parts of the Proxy Statement.

Q.    HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?

A.    Please follow the instructions included on the enclosed Proxy Card.

Q.    WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling (866) 451-3783 or (iii) by personally voting at the Meeting.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.    Please call (866) 451-3783 if you have questions.

     [LOGO]
ALLIANCEBERNSTEIN (R)

                          THE ALLIANCEBERNSTEIN FUNDS
--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------


                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR NOVEMBER 5, 2010

To the Stockholders of the AllianceBernstein Funds:

Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed on the reverse side of this notice (individually, a "Fund", and, collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010, at 3:00 p.m., Eastern Time, to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement dated September 15, 2010:

1. The election of Directors or Trustees (both referred to herein as "Directors") for a Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

2. The amendment of the Investment Advisory Agreements for certain of the Funds.

3. The amendment of the Declarations of Trusts for certain of the Funds that are organized as Massachusetts Business Trusts.

4. The amendment and restatement of the charters for certain of the Funds that are organized as Maryland corporations, which will repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy statement as Appendix [D].

5. The amendment of certain of the Funds' fundamental policies regarding commodities.

6. The reclassification of certain of the Funds' fundamental investment objectives as non-fundamental.

7. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Fund at the close of business on September 9, 2010 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EACH FUND.

                                        By Order of the Boards of Directors,


                                        ------------------------------------
                                        Emilie Wrapp
                                        Secretary


New York, New York

September 15, 2010
--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE MARK AND MAIL YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------
AllianceBernstein (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

ALLIANCEBERNSTEIN BALANCED SHARES, INC. ("ABS")

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC. ("ABSS")
-    U.S. Large Cap Portfolio
-    AllianceBernstein 2000 Retirement Strategy
-    AllianceBernstein 2005 Retirement Strategy
-    AllianceBernstein 2010 Retirement Strategy
-    AllianceBernstein 2015 Retirement Strategy
-    AllianceBernstein 2020 Retirement Strategy
-    AllianceBernstein 2025 Retirement Strategy
-    AllianceBernstein 2030 Retirement Strategy
-    AllianceBernstein 2035 Retirement Strategy
-    AllianceBernstein 2040 Retirement Strategy
-    AllianceBernstein 2045 Retirement Strategy
-    AllianceBernstein 2050 Retirement Strategy
-    AllianceBernstein 2055 Retirement Strategy

ALLIANCEBERNSTEIN BOND FUND, INC. ("ABF")
-    AllianceBernstein Intermediate Bond Portfolio
-    AllianceBernstein Bond Inflation Strategy
-    AllianceBernstein Multi-Asset Inflation Strategy
-    AllianceBernstein Municipal Bond Inflation Strategy

ALLIANCEBERNSTEIN CAP FUND, INC. ("ACF")
-    AllianceBernstein Small Cap Growth Portfolio
-    AllianceBernstein U.S. Strategic Research Portfolio
-    AllianceBernstein Market Neutral Strategy - U.S.
-    AllianceBernstein Market Neutral Strategy - Global

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND, INC. ("ACOF")

ALLIANCEBERNSTEIN CORPORATE SHARES ("ACS")
-    AllianceBernstein Corporate Income Shares
-    AllianceBernstein Municipal Income Shares
-    AllianceBernstein Taxable Multi-Sector Income Shares

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND, INC. ("ADYF")

ALLIANCEBERNSTEIN EQUITY INCOME FUND, INC. ("AEIF")

ALLIANCEBERNSTEIN EXCHANGE RESERVES ("AEXR")

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. ("AFIS")
-    Government STIF Portfolio

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC. ("AGBF")

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND, INC. ("AGGF")

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC. ("AGREIF")

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, INC. ("AGTGF")

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC. ("AGCF")

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC. ("AGIF")

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC. ("AHIF")

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC. ("AIGF")

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC. ("ALCGF")

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. ("AMIF")
-    California Portfolio
-    AllianceBernstein High Income Municipal Portfolio
-    National Portfolio
-    New York Portfolio

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II ("AMIF II")
-    Arizona Portfolio
-    Massachusetts Portfolio
-    Michigan Portfolio
-    Minnesota Portfolio
-    New Jersey Portfolio
-    Ohio Portfolio
-    Pennsylvania Portfolio
-    Virginia Portfolio

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, INC. ("ASMCGF")

ALLIANCEBERNSTEIN TRUST ("ABT")
-    AllianceBernstein Value Fund
-    AllianceBernstein Small/Mid Cap Value Fund
-    AllianceBernstein International Value Fund
-    AllianceBernstein Global Value Fund

THE ALLIANCEBERNSTEIN PORTFOLIOS ("TAP")
-    AllianceBernstein Growth Fund
-    AllianceBernstein Conservative Wealth Strategy
-    AllianceBernstein Tax-Managed Conservative Wealth Strategy
-    AllianceBernstein Balanced Wealth Strategy
-    AllianceBernstein Tax-Managed Balanced Wealth Strategy
-    AllianceBernstein Wealth Appreciation Strategy
-    AllianceBernstein Tax-Managed Wealth Appreciation Strategy

                        (THE "ALLIANCEBERNSTEIN FUNDS")

                                PROXY STATEMENT
                          THE ALLIANCEBERNSTEIN FUNDS

                          1345 AVENUE OF THE Americas
                            New York, New York 10105

                               -----------------

                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 5, 2010

                               ------------------

                                  INTRODUCTION

This is a combined Proxy Statement for the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each a "Fund", and collectively, the "Funds"). The Boards of Directors/Trustees (each a "Board" and collectively, the "Boards") are soliciting proxies for a Joint Annual Meeting of Stockholders of each Fund (the "Meeting") to consider and vote on proposals that are being recommended by the Boards of their Funds. We refer to Directors or Trustees as, individually, a "Director" or collectively, the "Directors" for the purposes of this Proxy Statement.

The Boards are sending you this Proxy Statement to ask for your vote on several proposals affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Funds. AllianceBernstein L.P. is the investment adviser to the Funds (the "Adviser"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about September 15, 2010.

Any stockholder who owned shares of a Fund at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON FRIDAY, NOVEMBER 5, 2010. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT WWW.ALLIANCEBERNSTEIN.COM/ABFUNDSPROXY.

We have divided the Proxy Statement into five main parts:

      Part  I   -  Overview of the Boards' proposals.

      Part  II  -  Discussion  of each proposal and an explanation of why we are requesting that you approve each proposal.

      Part III  -  Information about the Funds' Audit Committee Reports and the
                   Funds' independent registered public accounting firms.

      Part IV   -  Additional information on proxy voting and stockholder
                   meetings.

      Part V    -  Other information about the Funds.

PART I - OVERVIEW OF PROPOSALS
------------------------------

      As a stockholder of one or more of the Funds, you are being asked to consider and vote on a number of proposals. Not all of the proposals apply to each Fund.

                 Proposal                               Fund(s) Affected
1. The election of the Directors, each such
Director to serve a term of an indefinite                   All Funds
duration and until his or her successor is duly elected and qualifies.

2. The amendment of the Investment Advisory
Agreements for certain of the Funds.

         2.A.  Amendments to Investment               ACF - Small Cap Growth
         Advisory Agreements of Certain Funds            Portfolio, AGTGF
         to Conform Fee Measurement Periods.

         2.B.  Amendment to Investment Advisory                TAP
         Agreement to Permit Reimbursement to
         the Adviser of Certain Administrative
         Expenses.

3. The amendment of the Declarations of Trusts          AEXR, AMIF II, ABT
for certain of the Funds.

4. The amendment and restatement of the             ABS, ABSS, ACF, ACOF, AEIF,
charters for certain of the Funds that are          AGREIF, AGTGF, AGCF, AGIF,
organized as Maryland corporations, which will          AHIF, AIGF, ALCGF
repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy statement as Appendix [C].

5. The amendment of certain of the Funds'         All Funds (except ABF - Multi-
fundamental policies regarding commodities.         -Asset Inflation Strategy,
                                                   ACF-Market Neutral Strategy -
                                                    U.S., ACF - Market Neutral
                                                        Strategy - Global)

6. The reclassification of certain of the          ABSS-U.S. Large Cap Portfolio
Funds' fundamental investment objectives as                    AGCF
non-fundamental.

PART II - DISCUSSION OF EACH PROPOSAL
-------------------------------------

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS


At the Meeting, stockholders will vote on the election of Directors of their Funds. Each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director of all of the Funds. It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as a Director of all of the Funds.

                               Mr. John H. Dobkin
                             Mr. Michael J. Downey
                           Mr. William H. Foulk, Jr.
                               Mr. D. James Guzy
                              Ms. Nancy P. Jacklin
                              Mr. Robert M. Keith
                               Mr. Garry L. Moody
                          Mr. Marshall C. Turner, Jr.
                               Mr. Earl D. Weiner

Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may recommend.

Certain information concerning the Funds' nominees for Director is set forth below.

                                                                            Number of         Other Public
                                                                            Portfolios in     Company
                                                                            AllianceBernstein Directorships
                                               Principal                    Fund Complex      Held by Director
Name, Address*                                 Occupation(s),               Overseen by       During the Past 5
and Age                   Years of Service **  During Past 5 Years          Director          Years
-------                  -------------------- --------------------         ---------------    -------------------

DISINTERESTED
DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,    ABF: 12              Investment Adviser and an    94                None
#, ##                     ABS: 18              Independent Consultant
78                        ABSS: 8              since prior to 2005.
                          ABT: 9               Previously, he was Senior
                          ACF: 18              Manager of Barrett
                          ACOF: 11             Associates, Inc., a
                          ADYF: 14             registered investment
                          AEIF: 17             adviser.  He was formerly
                          AEXR: 16             Deputy Comptroller and
                          AFIS: 20             Chief Investment Officer of
                          AGBF: 18             the State of New York and,
                          AGCF:13              prior thereto, Chief
                          AGGF: 8              Investment Officer of the
                          AGIF: 12             New York Bank for Savings.
                          AGREIF: 14           He has served as a director
                          AGTGF: 18            or trustee of various
                          AHIF: 17             AllianceBernstein Funds
                          AIGF: 16             since 1983 and has been
                          ALCGF: 18            Chairman of the
                          AMIF: 12             AllianceBernstein Funds and
                          AMIF II: 12          of the Independent
                          ASMCGF: 18           Directors Committee of such
                          TAP: 12              Funds since 2003.

John H. Dobkin, #         ABF: 12              Independent Consultant       92                None
68                        ABS: 18              since prior to 2005.
                          ABSS: 8              Formerly President of Save
                          ABT: 9               Venice, Inc. (preservation
                          ACF: 16              organization) from
                          ACOF: 11             2001-2002, Senior Advisor
                          ADYF: 13             from June 1999-June 2000
                          AEIF: 17             and President of Historic
                          AEXR: 16             Hudson Valley (historic
                          AFIS: 17             preservation) from December
                          AGBF: 18             1989 - May 1999.
                          AGGF: 8              Previously, Director of the
                          AGIF: 12             National Academy of Design.
                          AGREIF: 14           He has served as a director
                          AGTGF: 5             or trustee of various
                          AHIF: 17             AllianceBernstein Funds
                          AIGF: 16             since 1992.
                          ALCGF: 18
                          AMIF: 12
                          AMIF II: 12
                          ASMCGF: 18
                          TAP: 11

Michael J. Downey, #      ABF: 5               Private Investor since       92                Asia Pacific
66                        ABS: 5               prior to 2005.  Formerly,                      Fund, Inc., and
                          ABSS: 5              managing partner of                            The Merger Fund
                          ABT: 5               Lexington Capital, LLC                         since prior to
                          ACF: 5               (investment advisory firm)                     2005 and Prospect
                          ACOF: 5              from December 1997 until                       Acquisition Corp.
                          ADYF: 5              December 2003.  From 1987                      (financial
                          AEIF: 5              until 1993, Chairman and                       services) since
                          AEXR: 5              CEO of Prudential Mutual                       2007 until 2009
                          AFIS: 4              Fund Management, director
                          AGBF: 5              of the Prudential Mutual
                          AGGF: 5              Funds, and member of the
                          AGIF: 5              Executive Committee of
                          AGREIF: 5            Prudential Securities Inc.
                          AGTGF: 5             He has served as a director
                          AHIF: 5              or trustee of the
                          AIGF: 5              AllianceBernstein Funds
                          ALCGF: 5             since 2005.
                          AMIF: 5
                          AMIF II: 5
                          ASMCGF: 5
                          TAP: 5

D. James Guzy, #          ABF: 5               Chairman of the Board of     92                Cirrus Logic
74                        ABS: 5               PLX Technology                                 Corporation
                          ABSS: 8              (semi-conductors) and of                       (semi-conductors)
                          ABT: 5               SRC Computers Inc., with                       and PLX
                          ACF: 5               which he has been                              Technology, Inc.
                          ACOF: 7              associated since prior to                      (semi-conductors)
                          ADYF: 5              2005.  He was a Director of                    since prior to
                          AEIF: 5              the Intel Corporation                          2005 and Intel
                          AEXR: 5              (semi-conductors) from 1969                    Corporation
                          AFIS: 4              until 2008, and served as                      (semi-conductors)
                          AGBF: 5              Chairman of the Finance                        since prior to
                          AGGF: 5              Committee of such company                      2005 until 2008
                          AGIF: 7              for several years until May
                          AGREIF: 5            2008. He has served as a
                          AGTGF: 28            Director for one or more of
                          AHIF: 5              the AllianceBernstein Funds
                          AIGF: 5              since 1982.
                          ALCGF: 5
                          AMIF: 5
                          AMIF II: 5
                          ASMCGF: 5
                          TAP: 5

Nancy P. Jacklin, #       ABF: 4               Professorial Lecturer at     92                None
62                        ABS: 4               the Johns Hopkins School of
                          ABSS: 4              Advanced International
                          ABT: 4               Studies since 2008.
                          ACF: 4               Formerly, U.S. Executive
                          ACOF: 4              Director of the
                          ADYF: 4              International Monetary Fund
                          AEIF: 4              (December 2002-May 2006);
                          AEXR: 4              Partner, Clifford Chance
                          AFIS: 4              (1992-2002); Sector
                          AGBF: 4              Counsel, International
                          AGGF: 4              Banking and Finance, and
                          AGIF: 4              Associate General Counsel,
                          AGREIF: 4            Citigroup (1985-1992);
                          AGTGF: 4             Assistant General Counsel
                          AHIF: 4              (International), Federal
                          AIGF: 4              Reserve Board of Governors
                          ALCGF: 4             (1982-1985); and Attorney
                          AMIF: 4              Advisor, U.S. Department of
                          AMIF II: 4           the Treasury (1973-1982).
                          ASMCGF: 4            Member of the Bar of the
                          TAP: 4               District of Columbia and of
                                               New York; and member of the
                                               Council on Foreign
                                               Relations. She has served
                                               as a director or trustee of
                                               the AllianceBernstein Funds
                                               since 2006.

Garry L. Moody, #         ABF: 2               Independent Consultant.      91                None
58                        ABS: 2               Formerly, Partner, Deloitte
                          ABSS: 2              & Touche LLP (1995-2008)
                          ABT: 2               where he held a number of
                          ACF: 2               senior positions, including
                          ACOF: 3              Vice-Chairman, and U.S. and
                          ADYF: 2              Global Investment
                          AEIF: 2              Management Practice
                          AEXR: 2              Managing Partner;
                          AGBF: 2              President, Fidelity
                          AGCF: 2              Accounting and Custody
                          AGGF: 2              Services Company
                          AGIF:  2             (1993-1995); and Partner,
                          AGREIF: 2            Ernst & Young LLP
                          AGTGF: 2             (1975-1993), where he
                          AHIF: 2              served as the National
                          AIGF: 2              Director of Mutual Fund Tax
                          ALCGF: 3             Services.  He has served as
                          AMIF: 2              a director or trustee, and
                          AMIF II: 3           as Chairman of the Audit
                          ASMCGF: 2            Committee, of most of the
                          TAP: 3               AllianceBernstein Funds
                                               since 2008.

Marshall C. Turner, Jr.,  ABF: 5               Private investor since       92                Xilinx, Inc.
#                         ABS: 5               prior to 2005, Interim CEO                     (programmable
68                        ABSS: 5              of MEMC Electronic                             logic
                          ABT: 5               Materials, Inc.                                semi-conductors)
                          ACF: 5               (semi-conductor and solar                      and MEMC
                          ACOF: 5              cell substrates) from                          Electronic
                          ADYF: 5              November 2008 until March                      Materials, Inc.
                          AEIF: 5              2009.  He was Chairman and                     (semi-conductor
                          AEXR: 5              CEO of Dupont Photomasks,                      and solar cell
                          AFIS: 4              Inc. (components of                            substrates) since
                          AGBF: 5              semi-conductor                                 prior to 2005
                          AGGF: 5              manufacturing), 2003-2005,
                          AGIF: 5              and President and CEO,
                          AGTGF: 5             2005-2006, after the
                          AHIF: 5              company was acquired and
                          ALCGF: 5             renamed Toppan Photomasks,
                          AIGF: 5              Inc. He has served as a
                          AMIF: 5              director or trustee of one
                          AMIF II: 5           or more of the
                          AREIF: 5             AllianceBernstein Funds
                          ASMCGF: 5            since 1992.
                          TAP: 5

Earl D. Weiner, #         ABF: 3               Of Counsel, and Partner      92                None
71                        ABS: 3               prior to January 2007, of
                          ABSS: 3              the law firm Sullivan &
                          ABT: 3               Cromwell LLP and member of
                          ACF: 3               ABA Federal Regulation of
                          ACOF: 3              Securities Committee Task
                          ADYF: 3              Force to draft editions of
                          AEIF: 3              the Fund Director's
                          AEXR: 3              Guidebook. He also serves
                          AFIS: 4              as a director or trustee of
                          AGBF: 3              various non-profit
                          AGGF: 3              organizations and has
                          AGIF: 3              served as Chairman or Vice
                          AGREIF: 3            Chairman of a number of
                          AGTGF: 3             them.  He has served as a
                          AHIF: 3              director or trustee of the
                          AIGF: 3              AllianceBernstein Funds
                          ALCGF: 3             since 2007 and is Chairman
                          AMIF: 3              of the Governance and
                          AMIF II: 3           Nominating Committees of
                          ASMCGF: 3            most of the Funds.
                          TAP: 3

Robert M. Keith, +, ++    None                  Senior Vice President of        5           None
1345 Avenue of the                              AllianceBernstein L.P. (the
Americas                                        "Adviser")*** and the head of
New York, NY 10105                              AllianceBernstein Investments
50                                              Inc. ("ABI")*** since July
                                                2008; Director of ABI and
                                                President of the
                                                AllianceBernstein Mutual
                                                Funds.  Previously, he served
                                                as Executive Managing Director
                                                of ABI from December 2006 to
                                                June 2008.  Prior to joining
                                                ABI in 2006, Executive
                                                Managing Director of Bernstein
                                                Global Wealth Management, and
                                                prior thereto, Senior Managing
                                                Director and Global Head of
                                                Client Service and Sales of
                                                the Adviser's institutional
                                                investment management business
                                                since 2004.  Prior thereto,
                                                Managing Director and Head of
                                                North American Client Service
                                                and Sales in the Adviser's
                                                institutional investment
                                                management business, with
                                                which he has been associated
                                                since prior to 2004.



* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

***   The Adviser and ABI are affiliates of each Fund.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

##    Member of the Fair Value Pricing Committee.

+ Mr. Keith will become a Director of a Fund if elected at the Meeting by that Fund.

++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of each Fund due to his position as an Executive Vice President of the Adviser.


The business and affairs of each Fund are managed under the direction of that Fund's Board. Directors who are not "interested persons" of a Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Directors", and Directors who are "interested persons" of a Fund are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the board of directors and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Office (who is also a Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

As of September 3, 2010, to the knowledge of management, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. Additional information related to the equity ownership of the Directors in each of the Funds and the compensation they received from the Funds is presented in Appendix [B]. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

During the Fund's most recent fiscal year ended in 2009 or 2010, the Board of ABS met 7 times; of ABSS met 6 times; of ABF met 6 times; of ACF met 6 times; of ACOF met 7 times; of ACS met 8 times; of ADYF met 6 times; of AEIF met 7 times; of AEXR met 5 times; of AFIS met 6 times; of AGBF met 7 times; of AGGF met 7 times; of AGREIF met 7 times; of AGTGF met 6 times; of AGCF met 8 times; of AGIF met 7 times; of AHIF met 9 times; of AIGF met 6 times; of ALCGF met 7 times; of AMIF met 8 times; of AMIF II met 7 times; of ASMCGF met 6 times; of ABT met 8 times; and of TAP met 8 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of a Fund's financial reporting process. During the Fund's fiscal year ended in 2009 or 2010, the Audit Committee of ABS met 2 times; of ABSS met 2 times; of ABF met 2 times; of ACF met 2 times; of ACOF met 2 times; of ACS met 4 times; of ADYF met 2 times; of AEIF met 2 times; of AEXR met 2 times; of AFIS met 3 times; of AGBF met 4 times; of AGGF met 2 times; of AGREIF met 2 times; of AGTGF met 2 times; of AGCF met 3 times; of AGIF met 2 times; of AHIF met 2 times; of AIGF met 2 times; of ALCGF met 2 times; of AMIF met 2 times; of AMIF II met 2 times; of ASMCGF met 2 times; of ABT met 2 times; and of TAP met 2 times.

Each Fund's Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter of the Governance and Nominating Committee, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

During the Fund's most recent fiscal year ended in 2009 or 2010, the Governance and Nominating Committee of ABS met 4 times; of ABSS met 5 times; of ABF met 4 times; of ACF met 4 times; of ACOF met 4 times; of ACS met 4 times; of ADYF met 4 times; of AEIF met 4 times; of AEXR met 4 times; of AFIS met 4 times; of AGBF met 4 times; of AGGF met 4 times; of AGREIF met 4 times; of AGTGF met 4 times; of AGCF met 4 times; of AGIF met 4 times; of AHIF met 4 times; of AIGF met 4 times; of ALCGF met 4 times; of AMIF met 4 times; of AMIF II met 4 times; of ASMCGF met 4 times; of ABT met 4 times; and of TAP met 4 times.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.

The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. During the Fund's fiscal year ended in 2009 or 2010, the Independent Directors Committee of ABS met 7 times; of ABSS met 6 times; of ABF met 6 times; of ACF met 6 times; of ACOF met 7 times; of ACS met 7 times; of ADYF met 6 times; of AEIF met 7 times; of AEXR met 5 times; of AFIS met 6 times; of AGBF met 6 times; of AGGF met 6 times; of AGREIF met 7 times; of AGTGF met 6 times; of AGCF met 7 times; of AGIF met 7 times; of AHIF met 6 times; of AIGF met 7 times; of ALCGF met 6 times; of AMIF met 7 times; of AMIF II met 7 times; of ASMCGF met 6 times; of ABT met 7 times; and of TAP met 7 times.

Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE APPLICABLE FUND. THE ELECTION OF EACH NOMINEE REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST.

                                  PROPOSAL TWO
         AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS FOR CERTAIN FUNDS

      A. AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS OF CERTAIN FUNDS TO
                        CONFORM FEE MEASUREMENT PERIODS

         ACF - ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO ("ACF-SCG")
                                     AGTGF

      The Board considered and approved the Adviser's recommendation to amend each of the investment advisory agreements for ACF-SCG and AGTGF (together, the "Measurement Advisory Agreements"). The ACF-SCG Measurement Advisory Agreement was initially approved by the Directors on September 27, 1971, but an amended and restated Agreement, effective July 22, 1992, was approved by the Directors on October 22, 1991 and by stockholders on June 11, 1992. The AGTGF Measurement Advisory Agreement was initially approved by the Directors on December 22, 1981, but an amended and restated Agreement, effective July 22, 1992, was approved by the Directors on October 22, 1991 and by stockholders on June 11, 1992. The standard investment advisory agreement between the Adviser and other Funds provides that the advisory fee rate is calculated as a percentage of average daily net assets. The Measurement Advisory Agreements vary from this standard and provide that the fee rate is calculated as a percentage of net assets at the end of the preceding calendar quarter. We are proposing an amendment to the Measurement Advisory Agreements to provide that the advisory fee rate will be calculated as a percentage of average daily net assets to eliminate disparities between the contractual fee rate and the effective fee rate that result from the calculation of the fee rate as of the end of each preceding calendar quarter.

      The fee calculation in the Measurement Advisory Agreements varies from the current standard for historical reasons related to the initial approval dates of the Measurement Advisory Agreements. The fee calculation was not changed when the Measurement Advisory Agreements were subsequently amended and restated. We are recommending that the stockholders approve a change in the fee calculation methodology at this time because it has become apparent due to, among other things, recent fluctuations in Fund asset levels that variations in the effective fee resulting solely from the method of calculating the fee are not justified. The change will also standardize the fee calculations for the Funds and conform to current industry practice.

      The standard fee rate currently in place for other Funds averages variations in the net assets of a Fund so that a Fund's effective advisory fee is generally equal to the contractual rate. In the case of ACF-SCG and AGTGF, however, the calendar quarter measurement of the advisory fee results in effective fee rates that may be higher or lower than, or equal to, the contractual fee rate due solely to variations in net assets at the end of each calendar quarter. For example, the contractual fee rate for both Funds is currently 0.75% but the effective fee rate at the end of each of the last three fiscal years ending July 31, 2008, July 31, 2009 and July 31, 2010, respectively, was 0.76%, 0.78% and 0.75% for ACF-SCG and 0.73%, 0.73% and 0.74%
for AGTGF. This historical information illustrates differences in the fee rates resulting from the calendar quarter measurement period. The effective fee rate for ACF-SCG was higher than the contractual fee rate for the fiscal years 2008 and 2009 and the effective fee rate for AGTGF was lower than the contractual fee rate for the last three fiscal years. In addition, the effective fee rates may vary significantly from calendar quarter end to calendar quarter as shown in the table below.

ACF-SCG

          As  of          As  of           As  of          As  of
        end of 1st      end of 2nd      end of 3rd      end of 4th         FYE
Period  Quarter (3/30)  Quarter (6/30)  Quarter (9/30)  Quarter (12/30)  (7/31)
------ --------------- --------------- --------------- ---------------- -------
 2008     0.72%           0.66%           0.52%             0.83%         0.76%
 2009     0.88%           0.79%           0.80%             0.84%         0.78%
 2010     0.87%           0.62%            N/A               N/A          0.75%


AGTGF

          As  of          As  of           As  of          As  of
        end of 1st      end of 2nd      end of 3rd      end of 4th         FYE
Period  Quarter (3/30)  Quarter (6/30)  Quarter (9/30)  Quarter (12/30)  (7/31)
------ --------------- --------------- --------------- ---------------- -------
 2008     0.71%           0.63%           0.46%             0.80%         0.73%
 2009     0.86%           0.74%           0.80%             0.78%         0.73%
 2010     0.82%           0.68%            N/A               N/A          0.74%



      These differences are primarily due to changes in a Fund's net asset levels. In the case of declining net assets, the effective fee rate would likely be lower than the contractual fee rate, as is the case for AGTGF recently. ACF-SCG has also experienced periods of declining net assets over recent periods, but not as significantly as AGTGF, and has recently seen net asset levels increase, resulting in its effective fee rate exceeding 0.75% in the fiscal years 2008 and 2009. If a Fund had a fairly stable level of net assets, it is likely that the effective fee rate would be approximately the same as the contractual rate.

      If the proposed advisory fee rate had been in effect as of the Funds' recent fiscal year end of July 31, 2010, the expense ratio for ACF-SCG's Class A shares (and other Classes) would have been the same, but the expense ratio for AGTGF's Class A shares would have increased from 1.55% to 1.56% with corresponding changes for other Classes of AGTGF's shares.

      Since the change to the measuring period could result in an effective advisory fee that is higher than the current contractual advisory fee under certain circumstances, we are requesting that the stockholders approve the proposed amendments to the Measurement Advisory Agreements. The proposed amendments would not affect any other terms of the Measurement Advisory Agreements.

APPROVAL OF PROPOSAL 2.A. REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES," OF EACH FUND, AS DEFINED IN THE 1940 ACT, WHICH MEANS THE LESSER OF (I) 67% OR MORE OF THE VOTING SECURITIES OF THE FUND PRESENT OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE FUND'S OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY, OR
(II) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES OF THE FUND ("1940 ACT MAJORITY VOTE"). THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR PROPOSAL 2.A.

      B.    AMENDMENT   TO   INVESTMENT  ADVISORY  AGREEMENT  OF  TAP  REGARDING
            REIMBURSEMENT OF ADMINISTRATIVE EXPENSES

      The Board considered and approved the Adviser's recommendation that the investment advisory agreement of TAP (the "TAP Advisory Agreement") be amended. The standard investment advisory agreement between the Adviser and other Funds includes an investment advisory fee and also provides for the reimbursement to the Adviser of the costs of certain non-advisory services that the Adviser provides to the Fund at the request of the Fund. These reimbursable costs are for personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services expenses"). The TAP Advisory Agreement does not provide for reimbursement of the administrative services expenses that are provided to the Portfolios of TAP as do the standard investment advisory agreements. The TAP Advisory Agreement was initially approved by the Directors on February 16, 1993 and March 31, 1993. The TAP Advisory Agreement is different from most other Funds' investment advisory agreements because the TAP Portfolios were acquired from another fund complex without changes to the TAP Advisory Agreement upon the acquisition. Implementation of the reimbursement provision for a Portfolio will be subject to the approval of the Directors of TAP.

      The proposed amendment would add a provision to the TAP Advisory Agreement authorizing reimbursement to the Adviser of the administrative services expenses. The Adviser's employees provide the same type of administrative services to the TAP Portfolios as they do for other Funds but, under the TAP Advisory Agreement, the Adviser receives no reimbursement for these administrative services expenses. Reimbursement of expenses for administrative services is a common arrangement in the fund industry. The reimbursement obligation may be included in an investment advisory agreement or in a separate agreement. The Directors concurred with the Adviser that the same type of reimbursement arrangement for administrative services expenses should apply to TAP as applies to the other Funds.

      The following table shows for the fiscal year to date period ended July 31, 2010 each TAP Portfolio's current expense ratio for Class A shares and the effect of the proposed amendment, if approved by stockholders, on each Portfolio's expense ratio to three decimal points:

                                                   EXPENSE RATIO   EXPENSE RATIO
                                                      WITHOUT         INCLUDING
                    PORTFOLIO                      REIMBURSEMENT   REIMBURSEMENT
                   -------------                   -------------   -------------
TAP Portfolios
   AllianceBernstein Growth Fund                     1.543%           1.551%
   AllianceBernstein Balanced Wealth Strategy        0.996%           0.999%
   AllianceBernstein Wealth Appreciation Strategy    1.114%           1.117%
   AllianceBernstein Conservative Wealth Strategy    1.003%           1.010%
   AllianceBernstein Tax-Managed Balanced Wealth     1.113%           1.136%
     Strategy
   AllianceBernstein Tax-Managed Wealth              1.049%           1.056%
     Appreciation Strategy
   AllianceBernstein Tax-Managed Conservative        1.211%           1.256%
      Wealth Strategy

      As the table indicates, the effect of the proposed amendment on the TAP Portfolios' expense ratios is modest at current asset levels.

      The Directors agreed with the Adviser's recommendation that it would be appropriate for the TAP Advisory Agreement to be amended to include the same provisions relating to administrative services expenses as those in the advisory agreements for most other Funds. All other provisions of the TAP Advisory Agreement would remain the same except for certain minor conforming amendments. We are requesting that you approve the amendment to the TAP Advisory Agreement because it would result in an increase, as reflected above, in the compensation paid to the Adviser under the TAP Advisory Agreement.

APPROVAL OF PROPOSAL 2.B. REQUIRES THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS OF A 1940 ACT MAJORITY WITH RESPECT TO THE FUND. THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR PROPOSAL 2.B.

                                 PROPOSAL THREE

       AMENDMENTS TO DECLARATIONS OF TRUST FOR CERTAIN FUNDS ORGANIZED AS
                         Massachusetts BUSINESS TRUSTS

                               AEXR, AMIF II, ABT

      A.    AMENDMENT OF DECLARATIONS

      The Board considered and approved the Adviser's recommendation to amend the Declarations of Trust (the "Declarations") of each of the Funds listed above that are organized as Massachusetts Business Trusts ("MBTs"). A stockholder vote is required to amend the existing Declarations (the "Existing Declarations") under certain circumstances. The proposed amendments to the Existing Declarations (the "Amendments") would provide the Directors with broad authority to amend the Declarations without a vote of stockholders. The proposed Amendment to each Declaration is set forth below:

            The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration.

      The Amendment would replace Article VIII, Section 8 for the ABT Declaration in its entirety and would replace certain portions of Section 9.3 for the AEXR and AMIF II Declarations. The Declarations for AEXR and AMIF II will continue to require the express consent of any affected stockholder or director for the repeal of limitations on personal liability and prohibitions of assessment on stockholders and will also continue to specify certain procedural requirements relating to amendments to the Declarations.

      By allowing future amendments of a Declaration without stockholder approval, the Amendments would remove limits on the Directors' authority to take actions that they believe would be in the best interests of the Funds and their stockholders. The Amendments give the Directors the necessary authority and flexibility to react quickly to changes in legal and regulatory conditions without the cost and delay of a stockholder meeting when the Directors determine that the action is in the best interests of stockholders.

      The Funds are subject to comprehensive regulation under the 1940 Act and Massachusetts law and a Board would still be required to submit a future amendment to a Declaration to a vote of a Fund's stockholders if applicable law were to require such a vote. Currently, Massachusetts law does not require a stockholder vote on amendments to a declaration of trust unless the declaration otherwise provides.

      B.    OTHER AMENDMENTS TO DECLARATIONS

      In connection with approval of the Amendments, the Board considered and approved the Adviser's recommendation to adopt certain other amendments to the AEXR, AMIF II and ABT Declarations. These amendments will become effective only if stockholders approve Proposal 3. The Directors could approve these amendments after the Meetings if stockholders approve Proposal 3, but we want stockholders to understand the other proposed amendments approved by the Directors. These amendments are intended to enable the Directors to take actions that would be in the best interests of stockholders without the cost and delay of obtaining a stockholder vote and to improve efficient administration of the Funds under the Declarations.

      Provisions of the Existing Declarations for these Funds require a stockholder vote to approve a reorganization or merger of a Fund ("Reorganization Provision") and, with respect to AEXR and AMIF II, termination of the trust ("Termination Provision") and liquidation of a series or class
("Liquidation Provision"). The Directors approved amendments to the Reorganization Provision, the Termination Provision and the Liquidation
Provision that would eliminate the stockholder vote requirement unless a stockholder vote is required by the 1940 Act or other applicable law. The stockholder vote requirement in the Reorganization Provision, Termination Provision and Liquidation Provision was historically included in the declarations of MBTs and is now uncommon. Conforming amendments would also be made to sections of the relevant Declarations that set forth the items for which stockholders have the power to vote. These sections are Section 7.1 of the AEXR and AMIF II Declarations and Article V, Section 1 of the ABT Declaration.

      The Board also considered and approved the Adviser's recommendation that they approve certain other administrative amendments to the Declarations as follows:

           1. Quorum Requirements. The AEXR, AMIF II and ABT Declarations establish higher quorum requirements for a stockholder meeting than those of many of the other Funds. For AEXR and AMIF II, the quorum requirement is a majority of the shares entitled to vote and, for ABT, the quorum requirement is 40% of the shares entitled to vote. The higher quorum requirements may impede the conduct of a stockholder meeting because action cannot be taken unless a quorum is present. The Board considered and approved the Adviser's recommendation to amend the quorum requirement to reduce it to 30% of the shares entitled to vote. A lower quorum will reduce the likelihood of the expense and delay of adjourning a meeting or resoliciting stockholders should a quorum not be present in person or by proxy. The revised quorum requirement is similar to the quorum requirements applicable to a majority of other Funds, which is one-third of the shares entitled to vote. The Directors have also approved an amendment to the Bylaws of AEXR and AMIF II in order to conform the quorum requirements to their amended Declarations.

           2. Record Date. The AEXR and AMIF II Declarations provide that the Directors may set a record date not more than 60 days prior to the date of any stockholder meeting. This record date period is shorter than the 90-day period applicable to other Funds and may make it more difficult for the Funds to timely deliver proxies to stockholders and solicit stockholder votes. The Directors considered and approved the Adviser's recommendation for the amendment of the record date requirement to authorize the Directors to set a record date not more than 90 days prior to the date of a stockholder meeting.

           3. Director Meetings. The AEXR and AMIF II Declarations require an annual meeting of the Directors to be held not later than the last day of the fourth month after the end of a Fund's fiscal year end. These provisions impose unnecessary requirements upon the holding of Director meetings. The Board considered and approved the Adviser's recommendation to approve amendments to the Declarations to eliminate these provisions.

APPROVAL OF PROPOSAL 3 WITH RESPECT TO EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES ENTITLED TO VOTE. THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR PROPOSAL 3.

                                 PROPOSAL FOUR

      AMENDMENT AND RESTATEMENT OF CHARTERS FOR CERTAIN FUNDS ORGANIZED AS
                             MARYLAND CORPORATIONS

    ABS, ABSS, ACF, ACOF, AEIF, AGREIF, AGTGF, AGCF, AGIF, AHIF, AIGF, ALCGF

      Each Fund subject to this Proposal is organized as a Maryland corporation and is subject to the Maryland General Corporation Law ("MGCL"). Under the MGCL, a Fund is formed pursuant to a charter (each a "Charter") that sets forth various provisions relating primarily to the governance of that Fund and powers of the Fund to conduct business. Each Fund's Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter of that Fund. The Adviser advised the Board of each Fund that the proposed amendments have two primary objectives. First, the Adviser believes, and the Director agree, that it is important to modernize and update the Charters to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, stockholders of many of the other Funds approved the amendment and restatement of their Charters in 2005 and the Adviser believes that it is beneficial for all of the Funds' Charters to be standardized so that there are no differences among the Funds. In the past, the existence of different Charter provisions has imposed burdens in administering the Funds and, in some cases, limited the Board's authority to take actions that would benefit that Fund and its stockholders.

      Many of the amendments are technical amendments that are designed to allow a Fund's Board to take full advantage of the provisions of the MGCL. Some of the Funds are older Funds. Since their formation, law and industry practice have changed significantly, and the Charters for these Funds contain significant variations form the Charters of more recently organized Funds. Some provisions of these Charters are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charters. Other provisions conflict with, or permit activities prohibited by, law. For these reasons, the Adviser recommended to the Boards the amendment and restatement of the Charters as discussed below in order to modernize and standardize them, which will facilitate a Board's ability to direct the management of the business and affairs of a Fund as it deems advisable and in accordance with the Fund's best interests. Each Board recommends that stockholders approve the amendment and restatement of the Charter for their Fund.(1) The amendment and restatement of each Charter will be accomplished by repealing in their entirety all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (each a "New Charter" and, together, the "New Charters") attached as Appendix [C]. A detailed summary of the amendments is set forth below. If a stockholder of any Fund would like a copy of the current Charter for that Fund, please write to Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

---------------

(1) Some Funds are organized as series funds and they may have separate portfolios that are regarded as separate investment companies under the 1940 Act. However, all portfolios of a Fund are governed by the same Charter and stockholders of each series will vote on the proposed charter amendments. Therefore, if approved by the stockholders, a New Charter (defined below) will govern all of the portfolios operated by its Fund.




      If approved, the New Charters will give a Board more flexibility and broader authority to act than do the existing charters. This increased flexibility is intended to allow the Directors to react more quickly to changes in competitive and regulatory conditions and allow the Funds to operate in a more efficient and economical manner.

      While each of the New Charters of the Funds are generally the same (except for variations with respect to authorization and classification of stock), as explained above, some of the Funds' existing Charters are significantly different. So, the actual provisions being repealed or amended will vary from Fund to Fund. The proposed amendments to the Charters fall generally under four broad categories: (i) series and class structure and related provisions; (ii) stockholder voting provisions; (iii) mandatory and other redemption provisions; and (iv) indemnification provisions. Certain of the older Funds have additional categories. The following discusses the material changes for the Funds within these broad categories and the additional categories, discusses the Boards' recommendations as to each amendment, and identifies each Fund for which an amendment is applicable.

      A.    SERIES AND CLASS STRUCTURE AND RELATED PROVISIONS

      The Adviser recommended, and the Boards declared advisable, the proposed amendments concerning the establishment and administration of series and classes
(2) of the Funds' stock to update the Charters and to provide the Funds' Boards with the broadest flexibility to act with respect to series or classes of stock under the MGCL subject to the 1940 Act. The proposed amendments are as follows:

---------------------

(2) If a Fund is a series fund, the stockholders of each portfolio own shares of a specific series of stock. Stock of a specific series (or portfolio) may be divided into more than one class of shares.

      o Provide for the automatic readjustment of the number of authorized shares of a class or series of a Fund that are classified or reclassified into shares of another class or series of the Fund. This change is administrative and provides for automatic readjustment in the number of shares in the charter where changes are made to one series or class.

            All Funds.

      o Clarify that the Directors have sole discretion to allocate the Fund's general assets not otherwise identifiable as belonging to a particular series or class to and among one or more series or classes and to provide that any general assets allocated to a series or class will irrevocably belong to that series or class.

            All Funds.

      o Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of a Fund generally.

            All Funds.

      o Provide that the Directors may establish a specified holding period prior to the record date for stockholders to be entitled to dividends (deleting for some Funds a requirement that such holding period may not exceed 72 hours) and to provide that dividends or distributions may be paid in-kind.

            All Funds.

      o Clarify that (i) debts, liabilities, obligations and expenses of a series or class shall be charged to the assets of the particular series or class and (ii) the Directors' determination with respect to the allocation of all debts, liabilities, obligations and expenses is conclusive.

            (i) All Funds except ABS and AGIF. (ii) Applicable only to ACF and AGTGF.

      o Permit the Board discretion to provide for the automatic conversion of any share class into any other share class to the extent disclosed in the Fund's registration statement and permitted by applicable law and regulations and replace, to the extent applicable, specific conversion provisions with respect to a class or series.

            All Funds except ABSS, ACOF, AGREIF and AGCF.

      o Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of a Fund in which outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to series or class.

            All Funds.

      B.    STOCKHOLDER VOTING PROVISIONS

      The Adviser recommended, and the Board declared advisable, proposed minor changes to each Fund's voting provisions. These changes are intended to give the Directors more flexibility in setting voting requirements consistent with current MGCL provisions and the best interests of the Funds. These changes also clarify quorum requirements at meetings for specific classes or series and for a Fund as a whole. The proposed amendments are as follows:

      o Permit, if approved by the Directors as to any matter submitted to stockholders, a Fund to calculate the number of votes to which stockholders are entitled to cast on such matter on the basis of the net asset value of shares rather than on the basis of one vote for each share outstanding. A Fund would be required to obtain exemptive relief from the SEC in order to calculate stockholder votes entitled to be cast in this manner. This amendment would permit the Funds to address circumstances in which there are large disparities in net asset value per share among the series of a Fund resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment. While the Funds do not currently intend to seek exemptive relief, if the proposed amendment to the charter is approved, the Funds would be able to rely upon such relief if it is ever requested and granted without any need to seek stockholder approval of a charter amendment.

            All Funds.

      o Permit the Directors to determine that certain matters are subject to vote only by a specific series or class of the Fund, rather than by all stockholders of the Fund as a single class, for matters that are not otherwise prescribed under the 1940 Act or other applicable law. The charters currently provide that stockholders of a specific class will vote on issues pertaining only to that class. This amendment is intended to clarify that the Directors may make this determination of whether an issue pertains to a particular class when it is not otherwise specified by law. In addition, the proposed amendments would clarify that, where a separate class or series vote is required, a quorum would be determined by the presence in person or by proxy of the holders of shares of that series or class entitled to vote at the meeting.

            All Funds.

      C.    MANDATORY AND OTHER REDEMPTION PROPOSALS

      The Adviser recommended, and the Boards declared advisable, the proposed changes to give the Directors greater flexibility to determine when it is in the best interests of a Fund to redeem shares or to impose fees upon redemption. For example, small accounts are costly for the Fund to maintain, often at the expense of larger stockholders. Although the Directors have the ability to set mandatory redemption amounts within the limits currently set forth in the charters, the proposed change would provide the Directors with maximum flexibility to set mandatory redemption amounts that are appropriate for a Fund's circumstances as well as to determine the method and timing of notice to stockholders. In addition, these amendments would permit a Board to cause a Fund to effect mandatory redemptions for other purposes, such as for a reorganization or liquidation of a Fund or one or more of its series or classes, which are generally permitted by the MGCL to be undertaken without stockholder approval. If these changes are adopted, upon approval by the Board, the typical reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The proposed amendments are as follows:

      o     Eliminate   the  specified  dollar  amount  included  for  mandatory
            redemptions included in the charters.

            All Funds.

      o Provide the Board with the sole discretion to set a mandatory redemption threshold for small accounts.

            ABS, AGTGF and AGIF.

      o     Eliminate the current stockholder notice requirement.

            All Funds except ABS and AGIF.

      o Eliminate a cap on the minimum account amount for mandatory redemptions amount.

            All Funds.

      o Amend mandatory redemption provision to give the Board the authority to redeem shares for other purposes permitted under the MGCL, such as liquidations or reorganizations, subject to the requirements of the 1940 Act.

            All Funds except ABS and AGIF.

      For all Funds except ABS, ACOF, AGCF and AGREIF, the proposed amendments would broaden the range of fees, which may currently include deferred sales charges and/or redemption fees that may be imposed at the time of redemption if approved by the Board and consistent with applicable law. The amended provisions would refer to "deferred sales charges, redemption fees or other amounts" that may be imposed upon the redemption of shares. The Directors could determine that a redemption fee to discourage market timing could be appropriate for a Fund and the proposed amendments would give the Directors maximum flexibility to impose such fees. Other amounts could include, for example, stockholder transaction fees. This amendment would be made applicable to all classes of shares. The proposed amendments would provide the Funds with the flexibility to impose such fees, although the Adviser has no current intention to recommend additional stockholder fees.

      D.    INDEMNIFICATION PROVISIONS

      The charters of the Funds provide that, to the maximum extent permitted by Maryland law and the 1940 Act, Directors and officers shall not be liable to a Fund for money damages. Moreover, the charters or Bylaws of the Funds provide that, to the maximum extent permitted by Maryland law and the 1940 Act, Directors and officers shall be indemnified by the Fund and shall have expenses advanced by the Fund. The proposed amendments to certain of the charters would specifically provide that a Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The proposed amendments would also, among other things:

      o Clarify or provide that, to the maximum amount permitted by Maryland law and the 1940 Act, a Fund has the power to obligate itself to indemnify and advance expenses to a director or officer.

            All Funds (New provision for ABS and AGIF).

      o Allow a Fund, with approval of the Directors, to indemnify and advance expenses to any person who served as a director for a predecessor of the Fund in a capacity that may be indemnified under the Fund's charter.

            All Funds.

      o Prohibit retroactive changes to the indemnification provisions in a Fund's Bylaws. (Similar non-retroactivity provisions already cover charter provisions.)

            All Funds except ABS and AGIF.

      o Prohibit retroactive changes to the indemnification provisions in a Fund's Charter or By-laws.

            ABS and AGIF.

      o Vest in the Funds the power to indemnify and advance expenses to a Fund's Directors and officers who, while serving as such for a Fund, also serve at a Fund's request in a like position of another enterprise and are subject to liability by reason of their service in such capacity.

            All Funds except AGTGF.

      o Replace the specific 1940 Act limitations on indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on indemnification imposed under the 1940 Act.

            All Funds except ABS, AGIF and AGTGF.

      We are recommending these amendments because it is important for a Fund to be able to indemnify and advance expenses to the maximum extent permitted by law in order to promote efficient and effective management of the Fund. More restrictive indemnification provisions may make it difficult to attract and retain qualified Directors and officers notwithstanding the protective provisions in the Funds' Bylaws and the fact that the Directors have the benefit of insurance.

      E.    OTHER REVISIONS FOR SPECIFIC FUNDS

            1.    Corporate Purpose

      The existing Charters of certain Funds enumerate a list of specific powers of the Fund. Proposed changes would delete these provisions and each such Fund's charter would provide instead that the Fund shall have all powers permitted by the MGCL. A Fund is not required to list specific powers in its charter and this specificity may hinder a Fund's operations and the Directors' flexibility in determining appropriate actions for a Fund to undertake. The specific list may restrict the Fund's ability to be competitive in the market without incurring the cost and delay of a stockholder vote and to respond quickly to regulatory developments to the detriment of the Fund. By providing a Fund with all the powers permitted under the MGCL, the proposed amendments will give a Fund and its Directors broader flexibility to administer and operate the Funds.

      o Delete specific powers of a Fund, and provide instead that a Fund shall have all powers conferred upon it or permitted by the MGCL.

            2.    Dividends and Distributions

      Two of the Funds, ABIS and AGIF, have various provisions relating to dividends and distributions. Such provisions were presumably considered customary and desirable when these Funds were formed in 1932, but they are now obsolete or unnecessary. The proposed amendments would eliminate these and related unnecessary provisions because the Funds' method and manner of making dividends and distributions is regulated by the 1940 Act and federal tax law, as well as applicable limitations on distributions under the MGCL.

      o     Delete   provision  that,  in  each  fiscal  year,  the  Fund  shall distribute approximately the amount of net cash income received by the Fund during the fiscal year.

      o Delete a provision giving the Directors discretion to distribute additional dividends from any assets of a Fund legally available for payment thereof.

      o Delete a provision that requires a Board to sell all dividends and distributions that are not cash dividends, such as shares of stock of a company, received by a Fund on its investments and to credit the net cash proceeds of such sale to cash income and distribute it to stockholders.

            3.    Class Provisions

           Certain of the Funds have outdated provisions related to matters that are now governed by the 1940 Act or exemptions thereto. The proposed amendments would:

      o Delete a provision giving the Board the authority to exclude the designation of the shares of a class or series from the definition of a "senior security" under the 1940 Act.

            ACF.

      o Delete a provision, as unnecessary, that permitted distribution to vary from class to class for the purposes of complying with regulatory or legislative requirements.

            ACF and AGTGF.

            4.    Stockholder Voting Provision

      Certain of the Funds charters are silent on the requirements for a quorum for transaction of business at stockholders meeting. Recent changes to the MGCL generally permit, when a charter is silent on the requirements for a quorum at a stockholders meeting, the Bylaws of a Fund to establish the quorum requirements. The Bylaws of each of AGS, AGIF and AGTGF generally provide that, at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum. The New Charters establish quorum provisions that are consistent with the Bylaws of ABS, AGIF, and AGTGF. The Adviser proposed, and the Board deemed advisable that this quorum requirement be added to these Funds' Charters. This is the same quorum requirement included in most other Funds' Charters. The New Charters:

      o Provide that the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast would constitute a quorum for a stockholder meeting.

            ABS, AGIF and AGTGF.

            5.    Redemption Provisions

      The proposed amendments would delete certain provisions relating to redemptions of shares. These provisions are now unnecessary because the matters covered by them are governed by Maryland law or the 1940 Act. The proposed amendments would:

      o Delete a provision terminating a stockholder's rights at the time a redemption price has been determined with certain exceptions.

            ABS, ACF, AGIF and AGTGF.

      o Delete a provision that authorizes a Fund, upon Board approval, to buy back shares at a price not exceeding net asset value by an agreement with stockholders.

            ABS, ACF, AGIF and AGTGF.

            6.    Board of Directors

      The proposed amendments would provide that the minimum number of Directors for a Fund shall be one and eliminate the maximum number of Directors. The minimum number is currently specified as two or three Directors and the maximum as twenty (applies to ACF and AGTGF). The proposed amendments would give the Directors the flexibility to determine the number of Directors that are appropriate for a Fund's Board based on the specific circumstances of the Fund.

      The proposed amendments would also revise the general powers of the Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval unless otherwise required by applicable law. These amendments provide greater flexibility for the Directors to determine appropriate actions for a Fund, especially to issue shares to the extent permitted by the MGCL. The New Charters:

      o Provide that the minimum number of Directors for a Fund shall be one and that the number of Directors may be fixed pursuant to the Bylaws.

            ABS, ACF, AGIF and AGTGF.

      o Expand or clarify that the general powers of a Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval.

            ABS, ACF, AGIF and AGTGF.

            7.    Interested Persons Provisions

      The Charters for certain Funds currently permit contracts to provide services between the Fund and interested persons of the Fund, including the Adviser. Affiliated transactions are regulated under the 1940 Act rather than the MGCL. The proposed amendments would eliminate the following provisions:

      o Procedures that a Fund must follow to enter into a contract with an affiliate.

            ACF and AGTGF.

      o Provision that permits interested persons to contract to provide services for a Fund and provide indemnification with respect to those provisions.

            AGIF.

      o Provisions that state that contracts with interested persons will not be void if such interest is disclosed to the Board and that permit an interested person to be counted towards a quorum for a vote to authorize that contract.

            ABS and AGIF.

APPROVAL OF PROPOSAL 4 WITH RESPECT TO EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF SHARES ENTITLED TO CAST A MAJORITY OF THE VOTES ENTITLED TO BE CAST. THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR PROPOSAL 4.

                                 PROPOSAL FIVE

             CHANGES TO FUNDAMENTAL POLICIES REGARDING COMMODITIES

             ALL FUNDS (EXCEPT ABF-MULTI-ASSET INFLATION STRATEGY,
                        ACF-MARKET NEUTRAL STRATEGY-U.S.
                    AND ACF-MARKET NEUTRAL STRATEGY-GLOBAL)

      Section 8(b) of the 1940 Act requires a fund to disclose whether it has a policy to engage in certain activities. Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote ("Section 8(b) Policies"). The Board considered and approved the Adviser's recommendation for the modification of the fundamental commodities policies of the Funds.

      The Funds' current fundamental commodities policies prohibit the purchase or sale of commodities regulated by the Commodities Futures Trading Commission ("CFTC") under the Commodity Exchange Act ("CEA") except for futures and options on futures contracts. The Funds' fundamental commodities policy reflected legal requirements in effect at the time the current policy was adopted. The derivatives transactions regulated as commodities by the CFTC under the CEA were futures and options on futures and options on physical commodities. Swaps, including forward currency exchange contracts, were specifically excluded from regulation by the CFTC.

      As part of its recent financial reform initiative, Congress recently enacted legislation that, among other things, amends the CEA to subject swaps, including forward currency exchange contracts, to CFTC regulation. As a result, the current commodities policy, which specifically refers to commodities regulated by the CFTC, could potentially limit the Funds' flexibility to engage in certain swaps and forward currency exchange contracts following the adoption of regulations implementing the legislation. In order to clarify that the Funds may continue to engage in the same derivatives transactions that they are permitted to engage in today, regardless of whether a governmental agency may regulate these instruments in the future, the Adviser recommended, and the Directors approved, the following fundamental policy:

           The Fund may not purchase or sell commodities except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

      The proposed fundamental policy would make it clear that the Funds may continue to engage in swaps, forward currency exchange contracts, as well as futures, options on futures, and any other commodity or commodities contracts under investment policies approved by the Directors and disclosed in a Fund's Prospectuses and SAIs. The Adviser will continue to manage the Funds under the policies previously approved by the Directors and the proposed amendments would not result in a change to a Fund's risk exposure. The amended policy would permit Directors to modify the Funds' investment policies in response to changes in statutory and regulatory requirements without incurring the time and expense of obtaining stockholder approval to change the policy and avoid issues relating to any future changes in the regulation of commodities.

APPROVAL OF PROPOSAL 5 REQUIRES THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS OF A 1940 ACT MAJORITY WITH RESPECT TO EACH FUND. THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR PROPOSAL 5.

                                  PROPOSAL SIX

        RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN
                                     FUNDS

                    ABSS - U.S. LARGE CAP PORTFOLIO ("USLC")
                                      AGCF

      The Board considered and approved the Adviser's recommendation for the reclassification of the investment objectives of the Funds listed above as non-fundamental. The 1940 Act does not require the Funds' investment objectives to be a fundamental policy that is changeable only by a stockholder vote. This proposal would give the Directors the flexibility to revise the Funds' investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a stockholder vote. We are not proposing to change the investment objectives. USLC's investment objective is the same as the other AB Growth Funds, whose investment objectives are not fundamental. AGCF's fundamental investment objective requires it to invest at least 80% of its total assets in Greater China companies. However, ACGF is subject to Rule 35d-1, the so-called "Names Rule", which also requires it to have a policy to invest at least 80% of its assets in securities of Greater China companies. While the Directors would have the flexibility to change the 80% requirement in its investment objective, it would still be required to have an 80% policy as long as its name included the reference to Greater China.

      As with other investment objectives, we intend to provide stockholders with advance notice of not less than 60 days of any subsequent material change to a Fund's investment objective.

APPROVAL OF PROPOSAL 6 REQUIRES THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS OF A 1940 ACT MAJORITY WITH RESPECT TO EACH FUND. THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR PROPOSAL 6.

PART III - AUDIT COMMITTEE REPORT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

                             AUDIT COMMITTEE REPORT

      The following Audit Committee Report was adopted by the Audit Committee of each Fund.

      The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, https://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Open-End). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including: (i) quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications, and performance of the independent accountants; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Funds; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public account firm's independence with such firm.

        The members of each Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of each Fund's Board of Directors:

John H. Dobkin                            Nancy P. Jacklin
Michael J. Downey                         Garry L. Moody - Chairman (Funds other
William H. Foulk, Jr. - Chairman (ACS,                     than ACS, AFIS and
                        AFIS and AGCF)                     AGCF)
D. James Guzy                             Marshall C. Turner, Jr.
                                          Earl D. Weiner

      APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY BOARD

      The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firms. In addition, the Board of each Fund approved the independent registered public accounting firms of each Fund as required by the 1940 Act on the dates specified below. At meetings held on [_________], the Board of each of [____________] approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund [________], independent registered public accounting firm to audit the accounts of [__________] for the fiscal year ending [_________]. [Insert Meeting Dates for Approval of Accounting Firms]

      [_____________] has audited the accounts of [___________] since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of [____________] are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

                 INDEPENDENT REGISTERED ACCOUNTING FIRM'S FEES

      The following table sets forth the aggregate fees billed by the independent registered public accounting firms for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, consent letters, and in the case of certain of the Funds, include multi-class distribution testing and; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service
Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period. [NOTE INFORMATION BELOW WOULD HAVE TO BE UPDATED TO REFLECT FISCAL 2010 INFORMATION IF ANY OF THE FUNDS WILL HAVE UPDATED N-CSR INFORMATION AVAILABLE PRIOR TO THE FILING OF THIS PROXY.]


                                                        TABLE 1
                                                        -------


                                                                                            All Fees for
                                                                                         Non-Audit Services
                                                                         All Other Fees    Provided to the
                                                                          for Services     Fund, Alliance
                                                 Audit                     Provided to       and Service
Name of Fund                    Audit Fees   Related Fees     Tax Fees        Fund           Affiliates*
--------------                 ------------  ------------     --------    -------------    -----------------
ABF -                    2008      $ 0            $ 0           $ 0            n/a               $ 0
Bond Inflation Strategy  2009      $ 0            $ 0           $ 0            n/a               $ 0
ABF -                    2008    $ 60,400       $ 7,711       $ 30,707         n/a            $ 998,263
Intermediate Bond        2009    $ 44,837       $ 7,764       $ 5,564          n/a            $ 787,985
     Portfolio
ABF - Multi-Asset        2008      $ 0            $ 0           $ 0            n/a               $ 0
     Inflation Strategy  2009      $ 0            $ 0           $ 0            n/a               $ 0
ABF - Municipal Bond     2008      $ 0            $ 0           $ 0            n/a               $ 0
     Inflation Strategy  2009      $ 0            $ 0           $ 0            n/a               $ 0
ABS                      2008    $ 38,000       $ 3,329       $ 6,988          n/a            $ 387,022
                         2009    $ 33,132         $ 0         $18,025          n/a            $ 177,274
ABSS - U.S. Large Cap    2008    $ 23,000         $ 0         $16,863          n/a            $ 323,413
     Portfolio           2009    $ 22,172         $ 0         $ 7,500          n/a            $ 256,549

ABSS - 2000 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2005 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2010 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2015 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2020 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2025 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2030 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2035 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2040 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2045 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,731         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2050 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,681         $ 0         $ 6,700          n/a            $ 255,749
ABSS - 2055 Retirement   2008    $ 22,750         $ 0         $16,633          n/a            $ 323,213
     Strategy            2009    $ 22,681         $ 0         $ 6,700          n/a            $ 255,749
ABT - AllianceBernstein  2008    $ 37,800       $ 5,184       $16,636          n/a            $ 482,165
     Value Fund          2009    $ 33,240         $ 0         $ 7,784          n/a            $ 782,440

ABT - AllianceBernstein  2008    $ 37,800       $ 5,184       $16,650          n/a            $ 982,179
     Small/Mid Cap Value 2009    $ 34,120         $ 0         $ 7,784           n/a            $ 782,440
     Fund
ABT - AllianceBernstein  2008    $ 45,200       $ 5,443       $20,484          n/a            $ 486,272
     International Value 2009    $ 41,720         $ 0         $ 8,384          n/a            $ 783,040
     Fund
ABT - AllianceBernstein  2008    $ 37,800       $ 5,184       $19,537          n/a            $ 985,066
     Global Value Fund   2009    $ 36,665         $ 0         $ 8,384          n/a            $ 783,040
ACF - Market Neutral     2008      $ 0            $ 0           $ 0            n/a               $ 0
     Strategy - Global   2009      $ 0            $ 0           $ 0            n/a               $ 0

ACF - Market Neutral     2008      $ 0            $ 0           $ 0            n/a               $ 0
     Strategy - U.S.     2009      $ 0            $ 0           $ 0            n/a               $ 0
ACF - Small Cap Growth   2008    $ 43,000       $ 3,155        $16,323         n/a           $1,215,726
     Portfolio           2009    $ 33,680       $ 1,650        $ 8,308         n/a            $711,673
ACF - U.S. Strategic     2008      $ 0            $ 0           $ 0            n/a               $ 0
     Research Portfolio  2009      $ 0            $ 0           $ 0            n/a               $ 0
AEIF                     2008    $ 35,250         $ 0          $ 8,038         n/a            $ 386,388
                         2009    $ 33,231         $ 0          $15,525         n/a            $ 174,774
ACOF                     2008                                                  n/a
                         2009                                                  n/a
AEXR                     2008    $ 27,300         $ 0          $ 6,576         n/a            $ 377,926
                         2009    $ 26,566         $ 0          $ 3,000         n/a            $ 187,249
AFIS - Government STIF   2008    $ 34,100       $ 1,195        $14,100         n/a           $1,167,546
     Portfolio           2009    $ 35,800       $ 1,816        $19,100         n/a            $ 460,445
AGBF                     2008    $ 70,587       $ 3,211        $21,907         n/a           $ 1,031,365
                         2009    $ 55,320       $ 4,732        $10,400         n/a            $ 746,586
AGCF                     2008    $ 32,600       $ 2,785        $15,716         n/a           $ 1,214,749
                         2009    $ 32,240       $ 1,650        $10,084         n/a            $ 713,449
AGGF                     2008    $ 38,400         $ 0          $20,113         n/a            $ 422,713
                         2009    $ 36,818         $ 0          $13,600         n/a            $ 284,799
AGIF                     2008    $ 36,500         $ 0          $12,517         n/a            $383,867
                         2009    $ 31,686         $ 0          $16,025         n/a            $175,270
AGREIF                   2008    $ 58,300       $5,961         $28,375         n/a            $ 994,621
                         2009    $ 45,800         $ 0          $13,884         n/a            $ 788,540
AGTGF                    2008    $ 44,600       $ 3,205        $18,923         n/a           $ 1,218,377
                         2009    $ 36,320       $ 3,300        $12,684         n/a            $ 717,699
ADYF                     2008    $ 66,600       $ 5,542        $21,106         n/a            $ 986,993
                         2009    $ 53,739       $ 1,650        $10,900         n/a            $ 787,207
AHIF                     2008    $ 67,650       $ 8,711        $63,407         n/a           $ 1,032,463
                         2009    $ 60,416       $ 5,668        $10,400         n/a            $ 790,725
AIGF                     2008    $ 40,500         $ 0          $25,730         n/a            $428,350
                         2009    $ 38,842         $ 0          $13,200         n/a            $284,399
ALCGF                    2008    $ 35,500         $ 0          $12,125         n/a            $ 418,225
                         2009    $ 30,722         $ 0          $12,725         n/a            $ 298,924
AMIF - California        2008    $ 35,110       $ 3,440        $13,625         n/a            $ 977,410
     Portfolio           2009    $ 31,920       $ 4,699        $ 6,440         n/a            $ 785,796

AMIF - High Income       2008                     $ 0           $ 0            n/a               $ 0
     Municipal Portfolio 2009                     $ 0           $ 0            n/a               $ 0
AMIF - National          2008    $ 35,110       $ 3,440       $13,625          n/a            $977,410
     Portfolio           2009    $ 31,920       $ 4,389       $ 5,790          n/a            $ 784,835
AMIF - New York          2008    $ 35,110       $ 3,440       $13,625          n/a            $ 977,410
     Portfolio           2009    $ 31,920       $ 2,422       $ 5,790          n/a            $ 782,868
AMIF II - Arizona        2008    $ 26,767       $ 3,148       $14,758          n/a           $1,024,154
     Portfolio           2009    $ 26,879       $ 4,732       $ 6,983          n/a            $ 743,169

AMIF II - Massachusetts  2008    $ 26,767       $ 3,148       $ 14,758         n/a           $1,024,154
     Portfolio           2009    $ 26,879       $ 4,732       $ 6,983          n/a            $ 743,169
AMIF II - Michigan       2008    $ 26,767       $ 3,148       $ 14,758         n/a           $ 1,024,154
     Portfolio           2009    $ 26,879       $ 4,732       $ 6,983          n/a            $ 743,169
AMIF II - Minnesota      2008    $ 26,767       $ 3,148       $ 14,758         n/a           $ 1,024,154
     Portfolio           2009    $ 26,880       $ 4,732       $ 6,983          n/a            $ 743,169
AMIF II - New Jersey     2008    $ 26,767       $ 3,148       $ 14,758         n/a           $ 1,024,154
     Portfolio           2009    $ 26,880       $ 4,732       $ 6,983          n/a            $ 743,169
AMIF II - Ohio Portfolio 2008    $ 26,767       $ 3,148       $ 14,758         n/a           $ 1,024,154
                         2009    $ 26,880       $ 4,732       $ 6,983          n/a            $ 743,169
AMIF II - Pennsylvania   2008    $ 26,767       $ 3,148       $ 14,758         n/a           $ 1,024,154
     Portfolio           2009    $ 26,880       $ 4,732       $ 6,983          n/a            $ 743,169
AMIF II - Virginia       2008    $ 26,767       $ 3,148       $ 14,758         n/a           $ 1,024,154
     Portfolio           2009    $ 26,880       $ 4,732       $ 6,983          n/a            $ 743,169
ASMCGF                   2008    $ 35,500         $ 0         $ 13,175         n/a            $ 419,275
                         2009    $ 30,722         $ 0         $ 4,200          n/a            $ 286,199
TAP -                    2008                                                  n/a
  AllianceBernstein      2009                                                  n/a
    Growth Fund
TAP -                    2008    $ 22,750         $ 0         $ 16,863         n/a            $ 323,413
   Conservative Wealth   2009    $ 22,681         $ 0         $ 7,500          n/a            $ 256,549
   Strategy
TAP -                    2008    $ 40,200         $ 0         $ 18,825         n/a            $ 325,375
   Tax-Managed           2009    $ 36,753         $ 0         $ 8,600          n/a            $ 257,649
   Conservative Wealth
   Strategy
TAP -                    2008    $ 22,750         $ 0         $ 16,863         n/a            $ 323,413
Balanced Wealth Strategy 2009    $ 22,681         $ 0         $ 7,500          n/a            $ 256,549
TAP-                     2008    $ 40,200         $ 0         $ 21,325         n/a            $ 327,875
   Tax-Managed Balanced  2009    $ 36,753         $ 0         $ 8,600          n/a            $ 257,649
   Wealth Strategy
TAP-                     2008    $ 22,750         $ 0         $ 18,363         n/a            $ 324,913
   Wealth Appreciation   2009    $ 20,681         $ 0         $ 7,500          n/a            $ 256,549
   Strategy
TAP -                    2008    $ 40,200         $ 0         $ 20,275         n/a            $ 326,825
   Tax-Managed Wealth    2009    $ 36,753         $ 0         $ 7,500          n/a            $ 256,549
   Appreciation Strategy

      Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent auditors. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

      The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in Table 1 for each Fund that were subject to pre-approval by the Audit Committee for 2008 and 2009 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser and Service Affiliates is compatible with maintaining the auditors' independence.



                                                 TABLE 2
                                                 -------


                               Fees for Non-Audit Services
                                Provided to the Fund, the
                                   Adviser and Service
                                  Affiliates Subject to
                                  Pre-Approval by Audit       Portion Comprised        Portion Comprised
                                        Committee           of Audit Related Fees         of Tax Fees
                                 ------------------------   ----------------------  ---------------------
ABF -                   2008               $ 0                       $ 0                      $ 0
Bond Inflation Strategy 2009               $ 0                       $ 0                      $ 0
ABF -                   2008            $ 181,037                 $ 150,830                 $ 30,207
Intermediate Bond       2009            $ 257,174                 $ 251,610                 $  5,564
     Portfolio
ABF - Multi-Asset       2008
     Inflation Strategy 2009
ABF - Municipal Bond    2008
     Inflation Strategy 2009
ABS                     2008            $   8,672                   $ 1,680                 $  6,988
                        2009            $  18,025                    $ 0                    $ 18,025
ABSS - U.S. Large Cap   2008            $ 323,413                    $ 0                    $ 16,863
     Portfolio          2009            $ 256,549                    $ 0                    $  7,500

ABSS - 2000 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2005 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2010 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2015 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2020 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2025 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2030 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2035 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2040 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2045 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2050 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABSS - 2055 Retirement  2008            $ 323,213                                           $ 16,663
     Strategy           2009            $ 255,749                                           $  6,700
ABT - AllianceBernstein 2008            $ 482,165                  $ 5,184                  $ 16,636
     Value Fund         2009            $ 782,440                    $ 0                    $  7,784

ABT - AllianceBernstein 2008            $ 982,179                  $ 5,184                  $ 16,650
     Small/Mid Cap      2009            $ 782,440                    $ 0                    $  7,784
     Value Fund
ABT - AllianceBernstein 2008            $ 986,272                  $ 5,443                  $ 20,484
     International      2009            $ 783,040                    $ 0                    $  8,384
     Value Fund
ABT - AllianceBernstein 2008            $ 985,066                  $ 5,184                  $ 19,537
     Global Value Fund  2009            $ 783,040                    $ 0                    $  8,384
ACF - Market Neutral    2008               $ 0                       $ 0                      $ 0
     Strategy - Global  2009               $ 0                       $ 0                      $ 0

ACF - Market Neutral    2008               $ 0                       $ 0                      $ 0
     Strategy - U.S.    2009               $ 0                       $ 0                      $ 0
ACF - Small Cap Growth  2008            $ 162,597                 $ 145,279                 $ 16,323
     Portfolio          2009            $ 253,804                 $ 245,996                  $  8,308
ACF - U.S. Strategic    2008
     Research Portfolio 2009
ACOF                    2008
                        2009
AEIF                    2008            $ 386,388                    $ 0                    $  8,038
                        2009            $ 174,774                    $ 0                    $ 15,525
AEXR                    2008            $ 377,926                    $ 0                    $  6,576
                        2009            $ 187,249                    $ 0                    $  3,000
AFIS - Government STIF  2008            $ 960,059                 $ 145,959                 $ 14,100
     Portfolio          2009             $ 20,916                  $ 1,816                  $ 19,100
AHIF                    2008           $ 1,032,463                 $ 8,711                  $ 63,407
                        2009            $ 790,725                  $ 5,608                  $ 10,400
AGBF                    2008            $1,031,365                 $ 3,211                  $ 21,907
                        2009            $ 746,586                  $ 4,732                  $ 10,400
AGCF                    2008            $1,214,749                 $ 2,785                  $ 15,716
                        2009            $ 713,449                  $ 1,650                  $ 10,084
AGGF                    2008
                        2009
AGREIF                  2008            $ 177,595                 $ 142,020                 $ 28,375
                        2009            $ 257,730                 $ 243,846                 $ 13,884
AGTGF                   2008            $ 165,248                 $ 146,325                 $ 18,923
                        2009            $ 259,830                 $ 247,146                 $ 12,684
ADYF                    2008            $ 986,993                  $ 5,542                 $ 21,106
                        2009            $ 787,207                  $ 1,650                  $ 10,900
AHIF                    2008
                        2009
AIGF                    2008             $ 25,730                    $ 0                    $ 25,930
                        2009             $ 13,200                    $ 0                    $ 13,200
ALCGF                   2008             $ 12,125                    $ 0                    $ 12,125
                        2009             $ 16,925                    $ 0                    $ 16,925
AMIF - California       2008            $ 977,410                  $ 3,440                  $ 13,625
     Portfolio          2009            $ 785,796                  $ 4,699                  $ 6,440

AMIF - High Income      2008            $1,032,463                 $ 8,711                  $ 63,407
     Municipal          2009            $ 790,725                  $ 5,668                  $ 10,400
     Portfolio
AMIF - National         2008            $ 977,410                  $ 3,440                  $ 13,625
     Portfolio          2009            $ 784,835                  $ 4,389                  $ 5,790
AMIF - New York         2008            $ 977,410                  $ 3,440                  $ 13,625
     Portfolio          2009            $ 782,868                  $ 2,422                  $ 5,790
AMIF II - Arizona       2008            $1,024,154                 $ 3,148                  $ 14,758
     Portfolio          2009            $ 743,169                  $ 4,732                  $ 6,983

AMIF II - Massachusetts 2008            $ 761,225                 $ 746,209                 $ 14,758
     Portfolio          2009            $ 252,479                 $ 245,496                 $ 6,983

AMIF II - Michigan      2008            $1,024,154                $ 161,025                $ 146,267
     Portfolio          2009            $ 743,169                 $ 252,479                $ 245,496
AMIF II - Minnesota     2008           $ 1,024,154                 $ 3,148                  $ 14,758
     Portfolio          2009            $ 743,169                  $ 4,732                  $ 6,983
AMIF II - New Jersey    2008            $1,024,154                 $ 3,148                  $ 14,758
     Portfolio          2009            $ 743,169                  $ 4,732                  $ 6,983
AMIF II - Ohio          2008            $ 161,025                 $ 146,267                 $ 14,758
     Portfolio          2009            $ 252,479                 $ 245,996                 $ 6,983
AMIF II - Pennsylvania  2008            $1,024,154                 $ 3,148                  $ 14,758
     Portfolio          2009            $ 743,169                  $ 4,732                  $ 6,983
AMIF II - Virginia      2008             $ 61,025                 $ 146,267                 $ 14,758
     Portfolio          2009             $ 52,479                 $ 245,496                 $ 6,983
ASMCGF                  2008            $ 419,275                    $ 0                    $ 13,175
                        2009            $ 286,199                    $ 0                    $ 4,200
TAP -                   2008            $ 417,425                    $ 0                    $ 11,325
  AllianceBernstein     2009            $ 286,999                    $ 0                    $ 5,000
    Growth Fund
TAP -                   2008            $ 323,413                    $ 0                    $ 16,863
   Conservative Wealth  2009            $ 256,549                    $ 0                    $ 7,500
   Strategy
TAP -                   2008            $ 325,375                    $ 0                    $ 18,825
   Tax-Managed          2009            $ 257,649                    $ 0                    $ 8,600
   Conservative Wealth
   Strategy
TAP -                   2008            $ 323,413                    $ 0                    $ 16,863
Balanced Wealth         2009            $ 256,549                    $ 0                    $ 7,500
     Strategy
TAP-                    2008            $ 327,875                    $ 0                    $ 21,325
   Tax-Managed Balanced 2009            $ 257,649                    $ 0                    $ 8,600
   Wealth Strategy
TAP-                    2008            $ 324,913                    $ 0                    $ 18,363
   Wealth Appreciation  2009            $ 256,549                    $ 0                    $ 7,500
   Strategy
TAP -                   2008            $ 326,825                    $ 0                    $ 20,275
   Tax-Managed Wealth   2009            $ 256,549                    $ 0                    $ 7,500
   Appreciation
   Strategy

PART IV - PROXY VOTING AND STOCKHOLDER MEETINGS
-----------------------------------------------

      All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast (i) for the election of each of the nominees as a Director for a Fund (Proposal One), (ii) for the amendment of the Investment Advisory Agreements for certain of the Funds (Proposals Two A. and B.), (iii) for the amendment of the Declarations of Trust for certain of the Funds that are organized as Massachusetts Business Trusts (Proposal Three) (iv) for the amendment and restatement of the Charters for certain of the Funds that are organized as Maryland Corporations (Proposal Four) (v) for the amendment of certain of the Funds' fundamental policies regarding commodities (Proposal Five) and (vi) for the reclassification of certain of the Funds' fundamental investment objectives as non-fundamental (Proposal Six).

      Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 451-3783. Owners of shares held through a broker or nominee (who is a stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or on the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or on the Internet, as indicated above), or by personally attending and voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

      For all Funds, the approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approvals of Proposals Two A. and B. require the affirmative vote of the stockholders of a 1940 Act Majority for each of ACF-SCG, AGTGF, and TAP. The approval of Proposal Three requires the affirmative vote of a majority of the shares entitled to vote for each of AEXR, AMIF II, and ABT. The approval of Proposal Four requires an affirmative vote of a majority of the votes entitled to be cast for each of ABS, ABSS, ACF, ACOF, AEIF, AGCF, AGIF, AGTGF, AGREIF, AHIF, AIGF, and ALCGF. The approval of Proposal Five requires the affirmative vote of the stockholders of a 1940 Act Majority for each of the Funds. The approval of Proposal Six requires the affirmative vote of the stockholders of a 1940 Act Majority for each of ABSS - USLC and AGCF. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One and Proposal Three. The approval of Proposal Two, Proposal Five and Proposal Six requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. With respect to Proposal Two, Proposal Four, Proposal Five and Proposal Six, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those proposals. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

      For most Funds, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of one-third of a Fund's shares entitled to vote at the Meetings. With respect to AEXR and AMIF II, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of a majority of a Fund's shares issued and outstanding and entitled to vote at the Meetings. With respect to ABT, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of 40% of the Fund's shares entitled to vote at the Meetings. With respect to ACS and TAP, a quorum for the Meetings will consist of the presence in person or by proxy of the holders of 30% of a Fund's shares entitled to vote at the Meetings. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on any Proposal described in the Proxy Statement are not timely received, the Chairman of a Board may authorize, or the persons named as proxies may propose and vote for one or more adjournments of the Meeting up to 120 days after the record date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment as to that Proposal.

      The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

      Each Fund has engaged Broadridge Financial Solutions, Inc. ("Broadridge"), 60 Research Road, Hingham, MA 02043, to assist in soliciting proxies for the Meeting. Broadridge will receive a total fee of $1 million for its services, which will be borne by the Funds.

PART V - OTHER INFORMATION
--------------------------

                             OFFICERS OF THE FUNDS

      Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

                         Position(s)                      Principal Occupation
Name,                   (Month and Year                      during the
Address* and Age       Year First Elected)                   past 5 years
----------------      --------------------                  -------------

Robert M. Keith       President and Chief Executive     See biography above.
50                    Officer, All Funds (09/08)

Philip L. Kirstein    Senior Vice President and         Senior Vice President and
65                    Independent Compliance Officer,   Independent Compliance Officer of
                      All Funds  (10/04)                the AllianceBernstein Mutual
                                                        Funds, with which he has been
                                                        associated since October 2004.
                                                        Prior thereto, he was Of Counsel
                                                        to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October
                                                        2004, and General Counsel of
                                                        Merrill Lynch Investment
                                                        Managers, L.P. since prior to
                                                        2005.

Emilie Wrapp          Secretary,                        Senior Vice President, Assistant
54                    All Funds (10/05)                 General Counsel and Assistant
                                                        Secretary of ABI**, with which
                                                        she has been associated since
                                                        prior to 2005.

Joseph J. Mantineo    Treasurer and                     Senior Vice President of
50                    Chief Financial Officer,          AllianceBernstein Investor
                        All Funds (8/06)                Services, Inc. ("ABIS")**, with
                                                        which he has been associated
                                                        since prior to 2005.

Phyllis J. Clarke     Controller,                       Vice President of ABIS**, with
49                    All Funds, (5/09)                 which she has been associated
                                                        since prior to 2005.

-------------------------

* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.

**    An affiliate of each of the Funds.


                   INFORMATION AS TO THE INVESTMENT ADVISER,
                  ADMINISTRATOR, AND DISTRIBUTOR OF THE FUNDS

      Each  Fund's  investment  adviser  and  administrator is AllianceBernstein
L.P., 1345 Avenue of the Americas, New York, New York 10105. Each Fund's distributor is AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

      Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                                STOCK OWNERSHIP

      Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of a Fund's share (or class of shares, if applicable) on August 1, 2010 is provided in Appendix [D].

                            SUBMISSION OF PROPOSALS
                        FOR NEXT MEETING OF STOCKHOLDERS

      The Funds do not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be included in the Fund's proxy statement and form of proxy card for a Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting.

      A stockholder who wishes (a) to submit a proposal at a stockholders meeting but does not want the proposal to appear in the Fund's proxy statement or proxy card, or (b) to submit a nomination for director at an annual meeting of stockholders, should consult the Fund's Bylaws for timing and informational requirements. The Bylaws of each Fund currently provide that, in any year in which an annual meeting of stockholders is to be held, to be timely, a stockholder's notice of nomination or proposal shall set forth all information required under the Bylaws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

                            REPORTS TO STOCKHOLDERS

      Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                           By Order of the Boards of Directors,



                                           ------------------------------------
                                           Emilie Wrapp
                                           Secretary



September 15, 2010

New York, New York

                     APPENDIX A - OUTSTANDING VOTING SHARES

A list of the outstanding voting shares for each of the Funds as of the record date is presented below:

                              Maryland Corporations

ABF

ABS

ABSS

ACF

ACOF

AEIF

AFIS

AGBF

AGCF

AGGF

AGIF

AGREIF

AGSIT

AGTGF

AHIF

AIGF

ALCGF

AMIF

ASMCGF

                          Massachusetts Business Trusts


ACS

AEXR

AMIF II

TAP

ABT

            APPENDIX B - ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Funds

      It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "AllianceBernstein Fund Complex"), that each Independent Director will invest specified minimum amounts, and (in the case of most of the Independent Directors of the Funds) a minimum of $250,000, in shares of investment companies in the AllianceBernstein Fund Complex within 12 months of becoming an Independent Director.

      The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.


                                                          Aggregate Dollar Range
                                                           of Equity Securities
                                                           in the Funds in the
                               Dollar Range of              AllianceBernstein
                           Equity Securities in a             Fund Complex
                          Fund as of August 1, 2010       as of August 1, 2010

John H. Dobkin            ABS                None              Over $100,000
                          ABSS               None              Over $100,000
                          ABF                None              Over $100,000
                          ACF          $10,001-$50,000         Over $100,000
                          ACOF               None              Over $100,000
                          ACS                None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF               None              Over $100,000
                          AEXR               None              Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF       $50,001-$100,000         Over $100,000
                          AGIF        $50,001-$100,000         Over $100,000
                          AHIF               None              Over $100,000
                          AIGF         $10,001-$50,000         Over $100,000
                          ALCGF         Over $100,000          Over $100,000
                          AMIF               None              Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF       $10,001-$50,000         Over $100,000
                          ABT         $50,001-$100,000         Over $100,000
                          TAP           Over $100,000          Over $100,000


Michael J. Downey         ABS                None              Over $100,000
                          ABSS         $10,001-$50,000         Over $100,000
                          ABF                None              Over $100,000
                          ACF                None              Over $100,000
                          ACOF         $10,001-$50,000         Over $100,000
                          ACS                None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF               None              Over $100,000
                          AEXR               None              Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF              None              Over $100,000
                          AGCF               None              Over $100,000
                          AGIF               None              Over $100,000
                          AHIF         $10,001-$50,000         Over $100,000
                          AIGF               None              Over $100,000
                          ALCGF              None              Over $100,000
                          AMIF               None              Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF       $10,001-$50,000         Over $100,000
                          ABT          $10,001-$50,000         Over $100,000
                          TAP           [___________]          Over $100,000

William H. Foulk, Jr.     ABS                None              Over $100,000
                          ABSS               None              Over $100,000
                          ABF                None              Over $100,000
                          ACF          $10,001-$50,000         Over $100,000
                          ACOF               None              Over $100,000
                          ACS                None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF               None              Over $100,000
                          AEXR        $50,001-$100,000         Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF        $10,001-$50,000         Over $100,000
                          AGCF               None              Over $100,000
                          AGIF               None              Over $100,000
                          AHIF               None              Over $100,000
                          AIGF         $10,001-$50,000         Over $100,000
                          ALCGF        $10,001-$50,000         Over $100,000
                          AMIF               None              Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF          $1-$10,000           Over $100,000
                          ABT             $1-$10,000           Over $100,000
                          TAP          $10,001-$50,000         Over $100,000

D. James Guzy             ABS                None              Over $100,000
                          ABSS               None              Over $100,000
                          ABF                None              Over $100,000
                          ACF                None              Over $100,000
                          ACOF               None              Over $100,000
                          ACS                None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF               None              Over $100,000
                          AEXR               None              Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF       $50,001-$100,000         Over $100,000
                          AGCF               None              Over $100,000
                          AGIF               None              Over $100,000
                          AHIF               None              Over $100,000
                          AIGF               None              Over $100,000
                          ALCGF              None              Over $100,000
                          AMIF               None              Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF             None              Over $100,000
                          ABT                None              Over $100,000
                          TAP           Over $100,000          Over $100,000

Nancy P. Jacklin          ABS                None              Over $100,000
                          ABSS        $50,001-$100,000         Over $100,000
                          ABF                None              Over $100,000
                          ACF                None              Over $100,000
                          ACOF               None              Over $100,000
                          ACS                None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF           $1-$10,0000           Over $100,000
                          AEXR         $10,001-$50,000         Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF              None              Over $100,000
                          AGCF               None              Over $100,000
                          AGIF               None              Over $100,000
                          AHIF               None              Over $100,000
                          AIGF               None              Over $100,000
                          ALCGF        $10,001-$50,000         Over $100,000
                          AMIF         $10,001-$50,000         Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF             None              Over $100,000
                          ABT                None              Over $100,000
                          TAP         $50,001-$100,000         Over $100,000

Robert M. Keith           ABS           [___________]          [___________]
                          ABSS          [___________]          [___________]
                          ABF           [___________]          [___________]
                          ACF           [___________]          [___________]
                          ACOF          [___________]          [___________]
                          ACS           [___________]          [___________]
                          ADYF          [___________]          [___________]
                          AEIF          [___________]          [___________]
                          AEXR          [___________]          [___________]
                          AFIS          [___________]          [___________]
                          AGBF          [___________]          [___________]
                          AGGF          [___________]          [___________]
                          AGREIF        [___________]          [___________]
                          AGTGF         [___________]          [___________]
                          AGCF          [___________]          [___________]
                          AGIF          [___________]          [___________]
                          AHIF          [___________]          [___________]
                          AIGF          [___________]          [___________]
                          ALCGF         [___________]          [___________]
                          AMIF          [___________]          [___________]
                          AMIF II       [___________]          [___________]
                          ASMCGF        [___________]          [___________]
                          ABT           [___________]          [___________]
                          TAP           [___________]          [___________]

Garry L. Moody            ABS                None              Over $100,000
                          ABSS               None              Over $100,000
                          ABF                None              Over $100,000
                          ACF                None              Over $100,000
                          ACOF               None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF         $10,001-$50,000         Over $100,000
                          AEXR          Over $100,000          Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF        $10,001-$50,000         Over $100,000
                          AGCF         $10,001-$50,000         Over $100,000
                          AGIF               None              Over $100,000
                          AHIF               None              Over $100,000
                          AIGF               None              Over $100,000
                          ALCGF        $10,001-$50,000         Over $100,000
                          AMIF               None              Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF       $10,001-$50,000         Over $100,000
                          ABT                None              Over $100,000
                          TAP          $10,001-$50,000         Over $100,000

Marshall C. Turner, Jr.   ABS                None              Over $100,000
                          ABSS               None              Over $100,000
                          ABF                None              Over $100,000
                          ACF                None              Over $100,000
                          ACOF               None              Over $100,000
                          ACS                None              Over $100,000
                          ADYF        $50,001-$100,000         Over $100,000
                          AEIF         $10,001-$50,000         Over $100,000
                          AEXR               None              Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF       $50,001-$100,000         Over $100,000
                          AGCF               None              Over $100,000
                          AGIF               None              Over $100,000
                          AHIF               None              Over $100,000
                          AIGF               None              Over $100,000
                          ALCGF              None              Over $100,000
                          AMIF         $10,001-$50,000         Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF      $50,001-$100,000         Over $100,000
                          ABT          Over $100,000           Over $100,000
                          TAP         $50,001-$100,000         Over $100,000

Earl D. Weiner            ABS                None              Over $100,000
                          ABSS          Over $100,000          Over $100,000
                          ABF                None              Over $100,000
                          ACF                None              Over $100,000
                          ACOF               None              Over $100,000
                          ACS                None              Over $100,000
                          ADYF               None              Over $100,000
                          AEIF               None              Over $100,000
                          AEXR               None              Over $100,000
                          AFIS               None              Over $100,000
                          AGBF               None              Over $100,000
                          AGGF               None              Over $100,000
                          AGREIF             None              Over $100,000
                          AGTGF              None              Over $100,000
                          AGCF               None              Over $100,000
                          AGIF               None              Over $100,000
                          AIGF         $10,001-$50,000         Over $100,000
                          AHIF               None              Over $100,000
                          AIGF         [_____________]         Over $100,000
                          ALCGF            $1-$10,000          Over $100,000
                          AMIF               None              Over $100,000
                          AMIF II            None              Over $100,000
                          ASMCGF           $1-$10,000          Over $100,000
                          ABT          $10,001-$50,000         Over $100,000
                          TAP                None              Over $100,000


Compensation From the Funds
---------------------------

      None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by a Fund to the Directors during the Fund's respective fiscal year ended in either 2009 or 2010, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors.

                                                                            Number of             Number of
                                                                            Investment            Investment
                                                                            Companies         Portfolios within
                                                                              in the                 the
                                                     Compensation       AllianceBernstein     AllianceBernstein
                            Compensation from          from the           Fund Complex,         Fund Complex,
                              a Fund during       AllianceBernstein       including the         including the
                             its Fiscal Year        Fund Complex,       Funds, as to which    Funds, as to which
                            ended in 2009 or        including the       the Director is a     the Director is a
Name of Director                   2010           Funds, during 2009   Director or Trustee   Director or Trustee
------------------         ------------------    -------------------  --------------------- ---------------------

John H. Dobkin                $ 5,538 ABS              $242,200                 32                    88
                              $ 5,520 ABSS             $245,470                 32                    85
                              $ 5,594 ABF              $242,200                 32                    88
                              $ 5,460 ACF              $245,470                 32                    84
                              $ 5,538 ACOF             $242,200                 32                    88
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 5,508 ADYF             $242,200                 32                    88
                              $ 5,538 AEIF             $242,200                 32                    88
                              $ 5,596 AEXR             $242,200                 32            [_______________]
                              $ 5,585 AFIS        $[_______________]    [_______________]             88
                              $ 5,482 AGBF             $242,200                 32                    88
                              $ 5,460 AGGF             $245,470                 32                    84
                              $ 5,538 AGREIF           $242,200                 32                    88
                              $ 5,460 AGTGF            $245,470                 32                    84
                              $[______] AGCF      $[_______________]    [_______________]     [_______________]
                              $ 5,508 AGIF             $242,200                 32                    88
                              $ 5,594 AHIF             $242,200                 32                    88
                              $ 5,460 AIGF             $245,470                 32                    84
                              $ 5,460 ALCGF            $245,470                 32                    84
                              $ 5,962 AMIF             $242,200                 32                    88
                              $ 4,934 AMIF II          $242,200                 32                    88
                              $ 5,460 ASMCGF           $242,470                 32                    84
                              $ 5,538 ABT              $242,200                 32                    88
                              $ 5,460 TAP              $242,470                 32                    84

Michael J. Downey             $ 5,538 ABS              $241,000                 32                    88
                              $ 5,520 ABSS             $243,300                 32                    85
                              $ 5,594 ABF              $241,000                 32                    88
                              $ 5,460 ACF              $243,300                 32                    84
                              $ 5,538 ACOF             $241,000                 32                    88
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 5,508 ADYF             $241,000                 32                    88
                              $ 5,538 AEIF             $241,000                 32                    88
                              $ 5,596 AEXR             $241,000                 32                    88
                              $ 5,585 AFIS        $[_______________]    [_______________]     [_______________]
                              $ 5,482 AGBF             $241,000                 32                    88
                              $ 5,460 AGGF             $243,300                 32                    84
                              $ 5,538 AGREIF           $241,000                 32                    88
                              $ 5,460 AGTGF            $243,300                 32                    84
                              $[______] AGCF      $[_______________]    [_______________]     [_______________]
                              $ 5,508 AGIF             $241,000                 32                    84
                              $ 5,594 AHIF             $241,000                 32                    88
                              $ 5,460 AIGF             $243,300                 32                    84
                              $ 5,460 ALCGF            $243,300                 32                    84
                              $ 5,962 AMIF             $241,000                 32                    88
                              $ 4,934 AMIF II          $241,000                 32                    88
                              $ 5,460 ASMCGF           $245,704                 32                    84
                              $ 5,538 ABT              $241,000                 32                    88
                              $ 5,460 TAP              $243,300                 32                    84

William H. Foulk, Jr.         $10,439 ABS              $484,400                 34                    90
                              $10,395 ABSS             $486,700                 34                    87
                              $10,467 ABF              $484,400                 34                    90
                              $10,282 ACF              $486,700                 34                    86
                              $10,439 ACOF             $484,400                 34                    90
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $10,381 ADYF             $484,400                 34                    90
                              $10,439 AEIF             $484,400                 34                    90
                              $10,492 AEXR             $484,400                 34                    90
                              $10,513 AFIS        $[_______________]    [_______________]             90
                              $10,358 AGBF             $484,400                 34                    90
                              $10,282 AGGF             $486,700                 34                    86
                              $10,439 AGREIF           $484,400                 34                    90
                              $10,282 AGTGF            $486,700                 34                    86
                              $10,282 AGCF             $486,700                 34                    86
                              $10,381 AGIF             $484,400                 34                    90
                              $10,467 AHIF             $484,400                 34                    90
                              $10,282 AIGF             $486,700                 34                    86
                              $10,282 ALCGF            $486,700                 34                    86
                              $10,841 AMIF             $484,400                 34                    90
                              $ 9,408 AMIF II          $484,400                 34                    90
                              $10,240 ASMCGF           $486,700                 34                    86
                              $10,439 ABT              $484,400                 34                    90
                              $10,282 TAP              $486,700                 34                    86

D. James Guzy                 $ 5,538 ABS              $241,000                 32                    88
                              $ 5,520 ABSS             $243,300                 32                    85
                              $ 5,594 ABF              $241,000                 32                    88
                              $ 5,460 ACF              $243,300                 32                    84
                              $ 5,538 ACOF             $241,000                 32                    88
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 5,508 ADYF             $241,000                 32                    88
                              $ 5,538 AEIF             $241,000                 32                    88
                              $ 5,596 AEXR             $241,000                 32                    88
                              $ 5,585 AFIS        $[_______________]    [_______________]     [_______________]
                              $ 5,482 AGBF             $241,000                 32                    88
                              $ 5,460 AGGF             $243,300                 32                    84
                              $ 5,538 AGREIF           $241,000                 32                    88
                              $ 5,460 AGTGF            $243,300                 32                    84
                              $[______] AGCF      $[_______________]    [_______________]     [_______________]
                              $ 5,508 AGIF             $241,000                 32                    88
                              $ 5,594 AHIF             $241,000                 32                    88
                              $ 5,460 AIGF             $243,300                 32                    84
                              $ 5,460 ALCGF            $243,300                 32                    84
                              $ 5,962 AMIF             $241,000                 32                    88
                              $ 4,934 AMIF II          $241,000                 32                    88
                              $ 5,460 ASMCGF           $243,300                 32                    84
                              $ 5,538 ABT         $[_______________]    [_______________]     [_______________]
                              $ 5,460 TAP              $243,300         [_______________]             84

Nancy P. Jacklin              $ 5,538 ABS              $242,200                 32                    88
                              $ 5,520 ABSS             $244,500                 32                    85
                              $ 5,594 ABF              $242,200                 32                    88
                              $ 5,460 ACF              $244,500                 32                    84
                              $ 5,538 ACOF             $242,200                 32                    88
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 5,508 ADYF             $242,200                 32                    88
                              $ 5,538 AEIF             $242,200                 32                    88
                              $ 5,596 AEXR             $242,200                 32                    88
                              $ 5,585 AFIS        $[_______________]    [_______________]     [_______________]
                              $ 5,482 AGBF             $242,200                 32                    88
                              $ 5,460 AGGF             $244,500                 32                    84
                              $ 5,538 AGREIF           $242,200                 32                    88
                              $ 5,460 AGTGF            $244,500                 32                    84
                              $ 5,460 AGCF             $244,500         [_______________]     [_______________]
                              $ 5,508 AGIF             $242,200                 32                    88
                              $ 5,594 AHIF             $242,200                 32                    88
                              $ 5,460 AIGF             $244,500                 32                    84
                              $ 5,460 ALCGF            $244,500                 32                    84
                              $ 5,962 AMIF             $242,200                 32                    88
                              $ 4,934 AMIF II          $242,200                 32                    88
                              $ 5,460 ASMCGF           $244,500                 32                    84
                              $ 5,538 ABT              $242,200                 32                    88
                              $ 5,460 TAP              $244,500                 32                    84

Garry L. Moody                $ 6,341 ABS              $270,200                 31                    87
                              $ 6,309 ABSS             $269,230                 31                    84
                              $ 6,391 ABF              $270,200                 31                    87
                              $ 6,247 ACF              $269,230                 31                    83
                              $ 6,341 ACOF             $270,200                 31                    87
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 6,305 ADYF             $270,200                 31                    87
                              $ 6,341 AEIF             $270,200                 31                    87
                              $ 6,391 AEXR             $270,200                 31                    87
                              $     0 AFIS        $[_______________]    [_______________]     [_______________]
                              $ 6,276 AGBF             $270,200                 31                    87
                              $ 6,247 AGGF             $269,230                 31                    83
                              $ 6,391 AGREIF           $270,200                 31                    87
                              $ 6,247 AGTGF            $269,230                 31                    83
                              $ 6,247 AGCF             $269,230                 31                    83
                              $ 6,305 AGIF             $270,200                 31                    87
                              $ 6,391 AHIF             $270,200                 31                    87
                              $ 6,247 AIGF             $269,230                 31                    83
                              $ 6,247 ALCGF            $269,230                 31                    83
                              $ 6,832 AMIF             $270,200                 31                    87
                              $ 5,664 AMIF II          $270,200                 31                    87
                              $ 6,247 ASMCGF           $269,230                 31                    83
                              $ 6,341 ABT              $270,200                 31                    87
                              $ 6,247 TAP              $269,230                 31                    83

Marshall C. Turner, Jr.       $ 5,538 ABS              $242,200                 32                    88
                              $ 5,520 ABSS             $243,300                 32                    85
                              $ 5,594 ABF              $242,200                 32                    88
                              $ 5,460 ACF              $243,300                 32                    84
                              $ 5,538 ACOF             $242,200                 32                    88
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 5,508 ADYF             $242,200                 32                    88
                              $ 5,538 AEIF             $242,200                 32                    88
                              $ 5,596 AEXR             $242,200                 32                    84
                              $ 5,585 AFIS        $[_______________]    [_______________]     [_______________]
                              $ 5,482 AGBF             $242,200                 32                    88
                              $ 5,460 AGGF             $243,300                 32                    88
                              $ 5,538 AGREIF           $242,200                 32                    88
                              $ 5,460 AGTGF            $243,300                 32                    84
                              $[______] AGCF      $[_______________]    [_______________]     [_______________]
                              $ 5,508 AGIF             $242,200                 32                    88
                              $ 5,594 AHIF             $242,200                 32                    88
                              $ 5,460 AIGF             $243,300                 32                    84
                              $ 5,460 ALCGF            $243,300                 32                    84
                              $ 5,962 AMIF             $242,200                 32                    88
                              $ 4,934 AMIF II          $242,200                 32                    88
                              $ 5,460 ASMCGF           $243,300                 32                    84
                              $ 5,538 ABT              $242,200                 32                    88
                              $ 5,460 TAP              $243,300                 32                    84

Earl D. Weiner                $ 5,960 ABS              $260,200                 32                    88
                              $ 5,932 ABSS             $261,300                 32                    85
                              $ 6,013 ABF              $260,200                 32                    88
                              $ 5,874 ACF              $261,300                 32                    84
                              $ 5,960 ACOF             $260,200                 32                    88
                              $[______] ACS       $[_______________]    [_______________]     [_______________]
                              $ 5,927 ADYF             $260,200                 32                    88
                              $ 5,960 AEIF             $260,200                 32                    88
                              $ 6,015 AEXR             $260,200                 32                    88
                              $ 6,009 AFIS        $[_______________]    [_______________]     [_______________]
                              $ 5,901 AGBF             $260,200                 32                    88
                              $ 5,874 AGGF             $261,300                 32                    84
                              $ 5,960 AGREIF           $260,200                 32                    88
                              $ 5,874 AGTGF            $261,300                 32                    84
                              $[______] AGCF      $[_______________]    [_______________]     [_______________]
                              $ 5,927 AGIF             $260,200                 32                    88
                              $ 6,013 AHIF             $260,200                 32                    88
                              $ 5,874 AIGF             $261,300                 32                    84
                              $ 5,874 ALCGF            $261,300                 32                    84
                              $ 6,418 AMIF             $260,200                 32                    88
                              $ 5,316 AMIF II          $260,200                 32                    88
                              $ 5,874 ASMCGF           $261,300                 32                    84
                              $ 5,960 ABT              $260,200                 32                    88
                              $ 5,874 TAP              $261,300                 32                    84


                       APPENDIX C - COPY OF MODEL CHARTER

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

                    [______________________________________]


      1. [________________], a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

      2. The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

            FIRST: (1) The name of the incorporator is [_________________].

                   (2) The incorporator's post office address is
                       [_____________].

                   (3) The incorporator is over eighteen years of age.

                   (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

            SECOND: The name of the corporation (hereinafter called the "Corporation") is [__________________________________________________________].

            THIRD: (1) The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company.

                   (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

            FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in care of The Corporation Trust, Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust, Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

            FIFTH: (1)    The    Corporation    is    authorized   to   issue
[__________]([____________]) shares, all of which shall be Common Stock, $[____]
par value per share (the "Common Stock"), and having an aggregate par value of [_______________] dollars ($[____________]), classified and designated as follows:

NAME OF SERIES    CLASS [__]      CLASS [__]      CLASS [__]      CLASS [__]
                 COMMON STOCK    COMMON STOCK     COMMON STOCK    COMMON STOCK
[____________]  [__________]    [__________]     [__________]     [__________]

[Portfolio] and any other portfolio hereafter established are each referred to herein as a "Series." The Class [________] Common Stock of a Series, the Class [________] Common Stock of a Series, the Class[________] Common Stock of a Series, the Class [________] Common Stock of a Series and any Class of a Series hereafter established are each referred herein as a "Class." If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this Article FIFTH, paragraph (2), the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph (1).

                   (2) The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series or Classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any Series or Class of stock from time to time in one or more Series or Class of stock. Prior to issuance of classified or reclassified shares of any Series or Class, the Board of Directors by resolution shall: (a) designate that Series or Class to distinguish it from all other Series or Classes of stock of the Corporation; (b) specify the number of shares to be included in the Series or Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any Series or Class of stock set or changed pursuant to clause (c) of this paragraph (2) may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

                   (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each Series or Class of the Corporation's stock shall be determined separately from those of each other Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or Class to Class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

                   (4) Except as otherwise provided herein, all consideration received by the Corporation for the issuance or sale of shares of a Series or Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any automatic conversion of one Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

                   (5) The assets belonging to each Series or Class shall be charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

                   (6) The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs (4) and (5) of this Article FIFTH, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded (the "Investment Company Act"). The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

                   (7) Shares of each Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors (by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing that such dividend or distribution shall not violate Section 2-311 of the Maryland General Corporation
Law) and declared by the Corporation with respect to such Class. The nature of in-kind property distributions may vary among the holders of a Class or Series, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Class or Series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

                   (8) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder's name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission, for each dollar of net asset value per share of a Class or Series, as applicable. Subject to any applicable requirements of the Investment Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or Classes of stock, in which case only the holders of shares of the Series or Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act, or other applicable law, the holders of each of the Classes of each Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are holders, or with respect to any other matter that does not affect the Class of Common Stock of which they are holders.

                   (9) In the event of the liquidation or dissolution of the Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

                    (10)(a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

                   (b) The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

                   (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization pursuant to the Investment Company Act.

                   (d) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

                   (e) Subject to the following sentence, shares of stock of any Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or Class.

                   (11) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the Corporation may be automatically converted into shares of another Class of stock of such Series of the Corporation based on the relative net asset values of such Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

                   (12) Pursuant to Article SEVENTH, paragraph (1)(d), upon a determination of the Board of Directors that the net asset value per share of a Class shall remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that Class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that Class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that Class, or fractions thereof, as shall permit the net asset value per share of that Class to remain constant.

                   (13) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

                   (14) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

                   (15) The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

      SIXTH: The number of directors of the Corporation shall be [_________]. The number of directors of the Corporation may be changed pursuant to the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                             [__________________].

      SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

                   (1) In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of Directors of the
Corporation:

                   (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

                   (b) subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

                   (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any Series or Class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable;

                   (d) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Class or Series of the Corporation's stock.

                   (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

                   (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

                   (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

      EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

                   (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

                   (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

                   (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

                   (1) The amendment and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

                   (2) The current address of the principal office of the Corporation within the State of Maryland is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

                   (3) The name and address of the Corporation's current resident agent is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

                   (4) The number of directors of the Corporation and the names of those currently in office are as set forth in Article SIXTH of the foregoing amendment and restatement of the Charter.

                   (5) The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the Charter.

      The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ________ day of ____________, 20__.

ATTEST:            [________________________________]

_________          By: ________________________ (SEAL)
Secretary              President

[date]

                          APPENDIX D - STOCK OWNERSHIP

      The following person(s) owned of record or were known by a Fund to beneficially own 5% or more of the Fund's shares (or class of shares if applicable) as of [_________], 2010.

                               TABLE OF CONTENTS


TABLE OF CONTENTS                                                         PAGE
----------------------------------------------------------------------   -------

Introduction..........................................................   [_____]

Proposal One: Election of Directors...................................   [_____]

Proposal Two: Amendments of Investment Advisory Agreements
   of Certain Funds...................................................   [_____]

Proposal Three: Amendments of Declarations of Trust of Certain
   Funds Organized as Massachusetts Business Trusts...................   [_____]

Proposal Four: Amendment and Restatement of Charters of Certain
   Funds Organized as Maryland Corporations...........................   [_____]

Proposal Five: Amendment of Fundamental Policies of Certain
   Funds Regarding Commodities .......................................   [_____]

Proposal Six: Reclassification of Fundamental Investment
   Objectives of Certain Funds .......................................   [_____]

Audit Committee Report and Independent Registered Public Account
   Firms..............................................................   [_____]

Proxy Voting and Stockholder Meeting..................................   [_____]

Officers of the Funds.................................................   [_____]

Stock Ownership.......................................................   [_____]

Information as to the Investment Adviser and Distributor of the
   Funds .............................................................   [_____]

Other Matters.........................................................   [_____]

Submission of Proposals for the Next Annual Meeting of Stockholders ..   [_____]

Appendix A: Outstanding Voting Shares.................................   [_____]

Appendix B: Additional Information Regarding Directors................   [_____]

Appendix C: Copy of Model Charter.....................................   [_____]

Appendix D: Stock Ownership...........................................   [_____]

                          THE ALLIANCEBERNSTEIN FUNDS

                                     [LOGO]
                             AllianceBernstein L.P.


_____________________________________________________________________________
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
SEPTEMBER 5, 2010

FORM OF PROXY                                                      FORM OF PROXY

                            ALLIANCEBERNSTEIN FUNDS

              PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2010

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF
        DIRECTORS AND BOARDS OF TRUSTEES OF THE ALLIANCEBERNSTEIN FUNDS

            The undersigned hereby appoints [___________] and [____________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed below (each a "Fund", and collectively, the "Funds") to be held at 3:00 p.m., Eastern Time, on November 5, 2010 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

            IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: www.proxyweb.com
VOTE BY TELEPHONE: 1-888-221-0697

              Please refer to the Proxy Statement for a discussion
                               of each Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                                             THE ALLIANCEBERNSTEIN FUNDS

--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc. ("ABS")         AllianceBernstein International Growth Fund, Inc. ("AIGF")

AllianceBernstein Blended Style Series, Inc. ("ABSS")   AllianceBernstein Large Cap Growth Fund, Inc. ("ALCGF")
-    U.S. Large Cap Portfolio
-    AllianceBernstein 2000 Retirement Strategy         AllianceBernstein Municipal Income Fund, Inc. ("AMIF")
-    AllianceBernstein 2005 Retirement Strategy         -    California Portfolio
-    AllianceBernstein 2010 Retirement Strategy         -    AllianceBernstein High Income Municipal Portfolio
-    AllianceBernstein 2015 Retirement Strategy         -    National Portfolio
-    AllianceBernstein 2020 Retirement Strategy         -    New York Portfolio
-    AllianceBernstein 2025 Retirement Strategy
-    AllianceBernstein 2030 Retirement Strategy         AllianceBernstein Municipal Income Fund II
-    AllianceBernstein 2035 Retirement Strategy         ("AMIF II")
-    AllianceBernstein 2040 Retirement Strategy         -    Arizona Portfolio
-    AllianceBernstein 2045 Retirement Strategy         -    Massachusetts Portfolio
-    AllianceBernstein 2050 Retirement Strategy         -    Michigan Portfolio
-    AllianceBernstein 2055 Retirement Strategy         -    Minnesota Portfolio
                                                        -    New Jersey Portfolio
AllianceBernstein Bond Fund, Inc. ("ABF")               -    Ohio Portfolio
-    AllianceBernstein Intermediate Bond Portfolio      -    Pennsylvania Portfolio
-    AllianceBernstein Bond Inflation Strategy          -    Virginia Portfolio
-    AllianceBernstein Multi-Asset Inflation Strategy
-    AllianceBernstein Municipal Bond Inflation         AllianceBernstein Small/Mid Cap Growth Fund, Inc. ("ASMCGF")
     Strategy
                                                        AllianceBernstein Trust ("ABT")
AllianceBernstein Cap Fund, Inc. ("ACF")                -    AllianceBernstein Value Fund
-    AllianceBernstein Small Cap Growth Portfolio       -    AllianceBernstein Small/Mid Cap Value Fund
-    AllianceBernstein U.S. Strategic Research          -    AllianceBernstein International Value Fund
     Portfolio                                          -    AllianceBernstein Global Value Fund
-    AllianceBernstein Market Neutral Strategy - U.S.
-    AllianceBernstein Market Neutral Strategy -        The AllianceBernstein Portfolios ("TAP")
     Global                                             -    AllianceBernstein Growth Fund
                                                        -    AllianceBernstein Conservative Wealth Strategy
AllianceBernstein Core Opportunities Fund, Inc.         -    AllianceBernstein Tax-Managed Conservative Wealth
("ACOF")                                                     Strategy
                                                        -    AllianceBernstein Balanced Wealth Strategy
AllianceBernstein Corporate Shares ("ACS")              -    AllianceBernstein Tax-Managed Balanced Wealth Strategy
-    AllianceBernstein Corporate Income Shares          -    AllianceBernstein Wealth Appreciation Strategy
-    AllianceBernstein Municipal Income Shares          -    AllianceBernstein Tax-Managed Wealth Appreciation
-    AllianceBernstein Taxable Multi-Sector Income           Strategy
     Shares

AllianceBernstein Diversified Yield Fund, Inc.
("ADYF")

AllianceBernstein Equity Income Fund, Inc. ("AEIF")

AllianceBernstein Exchange Reserves ("AEXR")

AllianceBernstein Fixed-Income Shares, Inc. ("AFIS")
-    Government STIF Portfolio

AllianceBernstein Global Bond Fund, Inc. ("AGBF")

AllianceBernstein Global Growth Fund, Inc. ("AGGF")

AllianceBernstein Global Real Estate Investment Fund,
Inc. ("AGREIF")

AllianceBernstein Global Thematic Growth Fund, Inc.
("AGTGF")

AllianceBernstein Greater China '97 Fund, Inc.
("AGCF")

AllianceBernstein Growth and Income Fund, Inc.
("AGIF")

AllianceBernstein High Income Fund, Inc. ("AHIF")

--------------------------------------------------------------------------------------------------------------------

Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                                                   For All
                                          For All   Withhold From  Except As
                                          Nominees  All Nominees   Noted Below


1.    To elect Directors for All Funds:   /_/       /_/            /_/

      01. John H. Dobkin                  06. Robert M. Keith
      02. Michael J. Downey               07. Garry L. Moody
      03. William H Foulk, Jr.            08. Marshall C. Turner, Jr.
      04. D. James Guzy                   09. Earl D. Weiner
      05. Nancy P. Jacklin

      To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.
      __________________________

                                          For       Against        Abstain

2.    To approve amendments to the        /_/       /_/            /_/
      Investment Advisory Agreements
      for certain funds

                                          For       Against        Abstain

      2.a. To approve amendments to       /_/       /_/            /_/
      Investment Advisory Agreements
      for Certain Funds to Conform Fee
      Measurement Periods

      AllianceBernstein Cap Fund, Inc. - AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Thematic Growth Fund, Inc.

                                          For       Against        Abstain

      2.b. To approve amendments to       /_/       /_/            /_/
      Investment Advisory Agreements
      of TAP Regarding
      Reimbursement of Administrative
      Expenses

      The AllianceBernstein Portfolios

                                          For       Against        Abstain

3.    The amendment of the                /_/       /_/            /_/
      Declarations of Trust for
      certain of the Funds.

      AllianceBernstein Exchange Reserves, AllianceBernstein Municipal Income Fund II and AllianceBernstein Trust

                                          For       Against        Abstain

4.    The amendment and restatement       /_/       /_/            /_/
      of the Charters for certain of
      the Funds that are organized as
      a Maryland corporation which will
      repeal in their entirety all of
      the currently existing charter
      provisions and substitute in lieu
      thereof the new provisions set
      forth in the Form of Articles of
      Amendment and Restatement
      attached to the accompany Proxy
      statement as Appendix [C].

      AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein International Growth Fund, Inc., and AllianceBernstein Large Cap Growth Fund, Inc.

                                          For       Against        Abstain

5.    The amendment of certain of the     /_/       /_/            /_/
      Funds' fundamental policies
      regarding commodities.

      All Funds (except ABF Multi-Asset Inflation Strategy, ACF-Market Neutral Strategy - U.S. and ACF - Market Neutral Strategy-Global

                                          For       Against        Abstain

6.    The reclassification of certain     /_/       /_/            /_/
      of the Funds' fundamental
      investment objectives as
      non-fundamental.

      AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio and AllianceBernstein Greater China '97 Fund, Inc.

7.    To transact such other business as
      may properly come before the
      Meeting and any adjournments or
      postponements thereof.


                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010

SK 00250 0209 1073130